UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.                )

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FREIGHTCAR AMERICA, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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FREIGHTCAR AMERICA, INC.

125 South Wacker Drive, Suite 1500

Chicago, Illinois 60606

April 1, 2021

Dear FreightCar America Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of FreightCar America, Inc. (“we,” “us” or the “Company”) to be held at 10:00 a.m. (Central time) on Thursday, May 13, 2021 in virtual format only as described below.

In light of the COVID-19 (Coronavirus) pandemic, to support the health and well-being of our stockholders, employees and directors, and taking into account recent federal, state and local guidance, the Annual Meeting will be held in virtual format only, via live webcast on the Internet, with no physical, in-person meeting. You will be able to attend and participate in the Annual Meeting online by visiting www.meetingcenter.io/279128477 and entering the password “RAIL2021”, where you will be able to listen to the meeting live, submit questions and vote. We recommend that you log in a few minutes before the meeting to ensure you are logged in when the meeting starts. As always, we encourage you to vote your shares prior to the Annual Meeting.

The purpose of the Annual Meeting is to consider and vote upon proposals to (i) elect one director who has been nominated for election as a Class I director to a three-year term, (ii) approve, on an advisory basis, the compensation of our Named Executive Officers, (iii) ratify the appointment of our independent registered public accounting firm for 2021 and (iv) transact such other business as may properly come before the meeting.

Whether or not you plan to attend the meeting and regardless of the number of shares you own, it is important that your shares be represented at the Annual Meeting. After reading the enclosed proxy statement, please promptly vote your shares in accordance with the instructions on the enclosed proxy card to assure that your shares will be represented.

The board of directors and management appreciate your continued confidence in FreightCar America and look forward to your participation in the Annual Meeting.

Sincerely,

/s/ William D. Gehl

WILLIAM D. GEHL
Chairman of the Board

FREIGHTCAR AMERICA, INC.

125 South Wacker Drive, Suite 1500

Chicago, Illinois 60606

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on May 13, 2021

April 1, 2021

Dear FreightCar America Stockholder:

We are notifying you that the Annual Meeting of Stockholders of FreightCar America, Inc. will be held at 10:00 a.m. (Central time) on Thursday, May 13, 2021. In light of the COVID-19 (Coronavirus) pandemic, to support the health and well-being of our stockholders, employees and directors, and taking into account recent federal, state and local guidance, the Annual Meeting will be held in virtual format only, via live webcast on the Internet, with no physical, in-person meeting. You will be able to attend and participate in the Annual Meeting online by visiting www.meetingcenter.io/279128477 and entering the password “RAIL2021”, where you will be able to listen to the meeting live, submit questions and vote. We recommend that you log in a few minutes before the meeting to ensure that you are logged in when the meeting starts. The Special Meeting is being held for the following purposes:

1.	To elect one director as a Class I director for a term of three years.

2.	To hold an advisory vote to approve the compensation of our Named Executive Officers.

3.	To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for fiscal year 2021.

4.	To transact other business properly coming before the meeting.

We are pleased to take advantage of the Securities and Exchange Commission rule allowing companies to furnish proxy materials to their stockholders over the Internet. We believe that this e-proxy process expedites stockholders’ receipt of proxy materials while also lowering the costs and reducing the environmental impact of our annual meeting of stockholders. On or about April 1, 2021, we will mail to our stockholders who have not requested hard copies of the proxy materials a Notice of Internet Access and Availability of Proxy Materials (the “Notice”), which contains instructions on how to vote, to access our proxy statement (the “Proxy Statement”) and Annual Report on Form 10-K for the year ended December 31, 2020 (the “Annual Report”) online and to request paper copies of the proxy materials. All stockholders who elect to receive paper copies will receive copies of the Proxy Statement and the Annual Report by mail. The Proxy Statement also contains instructions on how you can (i) receive a paper copy of the Proxy Statement and the Annual Report if you only received the Notice by mail or (ii) elect to receive the Proxy Statement and the Annual Report over the Internet, if you received them by mail. This Notice is not a form for voting and presents only an overview of the more complete proxy materials, which contain important information. Stockholders should access and review all proxy materials before voting.

As described above, we plan to hold the Annual Meeting in virtual format only. The health and well-being of our employees and stockholders is our top priority, which is why we have adopted this technology as a part our effort to maintain a safe and healthy environment for our directors, employees and stockholders who wish to attend the Annual Meeting. In light of COVID-19, we believe that hosting a virtual meeting is in your and the Company’s best interests.

Each of these matters listed above is described in further detail in the Proxy Statement. A copy of our Annual Report is available online or by request.

Only stockholders of record at the close of business on March 25, 2021 are entitled to vote at the Annual Meeting and any postponements or adjournments of the meeting. A complete list of these stockholders will be available at our principal executive offices prior to the Annual Meeting.

Whether or not you plan to attend the Annual Meeting, please be sure to vote your shares in accordance with the instructions on the enclosed proxy card as promptly as possible. You can withdraw your proxy at any time before it is voted.

By order of the Board of Directors,

/s/ Terence R. Rogers

Terence R. Rogers
Chief Financial Officer, Corporate Secretary and Treasurer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 13, 2021:

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Our Proxy Statement for the year ended December 31, 2020 includes information on the following matters, among other things:

●	The date, time and location of the Annual Meeting of Stockholders;

●	A list of the matters being submitted to the stockholders for approval; and

●	Information concerning voting in person at the Annual Meeting of Stockholders.

Our Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2020 are available at www.railproxy.info.

If you received the Notice and want to receive a paper copy or email of these documents, you must request one. There is no charge to you for requesting a copy. Please choose one of the following methods to make your request:

(1)	By Internet: www.investorvote.com/RAIL

(2)	By telephone: 1-800-652-VOTE (8683)

(3)	By email: sendmaterial@proxyvote.com

Please have available the information set forth in the Notice if you are requesting a paper copy or email of the proxy materials. Please make your request on or before April 29, 2021 to facilitate timely delivery.

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FREIGHTCAR AMERICA, INC.

125 South Wacker Drive, Suite 1500

Chicago, Illinois 60606

PROXY STATEMENT

The board of directors (the “Board”) of FreightCar America, Inc. (“FreightCar America” or the “Company”) is asking for your proxy for use at the annual meeting of our stockholders to be held in virtual format at 10:00 a.m. (Central time) on May 13, 2021 at www.meetingcenter.io/279128477 (the “Annual Meeting”). In light of the COVID-19 (Coronavirus) pandemic, to support the health and well-being of our stockholders, employees and directors, and taking into account recent federal, state and local guidance, the Annual Meeting will be held in virtual format only, via live webcast on the Internet, with no physical, in-person meeting. Please allow ample time to check-in prior to the Annual Meeting start time. We are initially mailing this proxy statement (the “Proxy Statement”) and the enclosed proxy card (the “Proxy Card”) to our stockholders on or about April 1, 2021.

ABOUT THE MEETING

What is the purpose of the Annual Meeting?

At the Annual Meeting, stockholders will act upon the matters outlined in the accompanying notice of annual meeting, including (i) the election of one director who has been nominated for election as a Class I director to a three-year term, (ii) approval, on an advisory basis, of the compensation of our Named Executive Officers (“NEOs”), (iii) the ratification of the appointment of our independent registered public accounting firm and (iv) any other business properly coming before the meeting.

What are our voting recommendations?

Our board of directors recommends that you vote your shares:

“FOR” the nominee named below under “Proposal 1 – Election of Class I Director,”

“FOR” the approval, on an advisory basis, of the compensation of our NEOs as discussed below under “Proposal 2 – Approval, on an Advisory Basis, of the Compensation of our Named Executive Officers,” and

“FOR” the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm as discussed below under “Proposal 3 – Ratification of the Appointment of Independent Registered Public Accounting Firm.”

Who is entitled to vote?

Only stockholders of record at the close of business on the record date, March 25, 2021 (the “Record Date”), are entitled to receive notice of the Annual Meeting and to vote the shares of common stock that they held on the Record Date at the Annual Meeting and any postponements or adjournments of the Annual Meeting. Each outstanding share of common stock entitles its holder to cast one vote, without cumulation, on each matter to be voted on.

What constitutes a quorum?

If a majority of the shares outstanding on the Record Date are present at the Annual Meeting, either in person or by proxy, we will have a quorum at the meeting permitting the conduct of business at the meeting. As of the Record Date, we had 15,588,272 shares of common stock outstanding and entitled to vote. Any shares represented by proxies that abstain from voting on a proposal will be counted as present for purposes of determining whether we have a quorum. If a broker, bank, custodian, nominee or other record holder of our common stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular matter, the shares held by that record holder (referred to as “broker non-votes”) will also be counted as present in determining whether we have a quorum.

How do I vote?

If you are a stockholder of record, there are four ways to vote:

1.

Via the Internet (at the Annual Meeting): You may vote via the Internet at the Annual Meeting by attending the live meeting at www.meetingcenter.io/279128477 and entering the 16-digit control number included on the Notice, Proxy Card or voting instruction form previously distributed and the password “RAIL2021” where indicated. Those without a control number may attend the Annual Meeting as guests by logging into the same virtual meeting platform and following the instructions. However, stockholders attending as guests will not be able to vote.

2.

Via the Internet (prior to the Annual Meeting): You may vote by proxy via the Internet prior to the Annual Meeting by visiting www.investorvote.com/RAIL and entering your 16-digit control number, which will be printed on the Proxy Card.

3.	By Telephone: You may vote by proxy by calling the toll-free number found on the Proxy Card. To vote by telephone, you will need the special code number included in the Notice or on the Proxy Card.

4.	By Mail: You may vote by proxy by filling out the Proxy Card and returning it in the envelope provided.

As permitted by Securities and Exchange Commission (“SEC”) rules, we are making this proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2020 available to our stockholders electronically via the Internet. On or about April 1, 2021, we will mail to our stockholders who have not previously requested hard copies of the proxy materials the Notice, which contains instructions on how to vote, to access this proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2020 online and to request paper copies of the materials. If you receive the Notice by mail, you will not receive a printed copy of the proxy materials in the mail. Instead, the Notice will instruct you on how to access and review all of the important information contained in this proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2020. The Notice also will instruct you on how you may submit your proxy over the Internet. If you receive the Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained in the Notice.

You may vote by proxy by (i) following the instructions for voting on the Internet in the Notice or (ii) if you received a printed copy of the proxy materials, following the instructions for voting by telephone or on the Internet on your proxy card or completing, signing, dating and mailing the enclosed proxy card. To vote by telephone or on the Internet, as applicable, you will need the special code number included in the Notice or on your proxy card. If you vote by proxy, the individuals named on the proxy card as proxy holders will vote your shares in the manner you indicate. If you do not indicate your instructions, your shares will be voted:

●	“FOR” the election of the nominee named below under “Proposal 1 – Election of Class I Director;”

●	“FOR” the approval, on an advisory basis, of the compensation of our NEOs under “Proposal 2 – Approval, on an Advisory Basis, of the Compensation of our Named Executive Officers;” and

●

“FOR” the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for fiscal year 2021 under “Proposal 3 – Ratification of the Appointment of Independent Registered Public Accounting Firm.”

If you have any questions or need assistance in voting your shares, please contact our proxy solicitor, Okapi Partners LLC, toll-free at (877) 869-0171.

Can I revoke my proxy or change my vote after I return my proxy card?

Yes. Even after you have submitted your proxy, you may revoke your proxy or change your vote at any time before the proxy is voted at the Annual Meeting by delivering to our Interim Chief Financial Officer, Treasurer and Corporate Secretary a written notice of revocation or a properly submitted proxy bearing a later date, or by attending the annual meeting and voting in person. Attendance at the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically so request or you vote in person at the Annual Meeting.

What vote is required to approve each matter that comes before the Annual Meeting?

Director nominees must receive the affirmative vote of a plurality of the votes cast at the Annual Meeting attending the Annual Meeting virtually or by proxy by stockholders entitled to vote thereon, meaning that the nominee for Class I director with the most votes will be elected. Each of the approval, on an advisory basis, of the compensation of our NEOs and the ratification of the appointment of our independent registered public accounting firm requires the affirmative vote of a majority of the votes represented at the Annual Meeting virtually or by proxy. Broker non-votes will not be counted for purposes of determining whether an item has received the requisite number of votes for approval. Abstentions will have the effect of a vote against the approval, on an advisory basis, of the compensation of our NEOs and the ratification of the appointment of our independent registered public accounting firm but will not be taken into account in determining the outcome of the election of directors. However, each of our directors and director candidates has offered a contingent resignation that may be accepted by the board of directors in its discretion if a majority of the votes are not cast “FOR” such director in an uncontested election.

What happens if additional proposals are presented at the Annual Meeting?

If you vote by proxy, your proxy grants the persons named as proxy holders the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting.

Who will bear the costs of soliciting votes for the Annual Meeting?

Certain directors, officers and employees, who will not receive any additional compensation for such activities, may solicit proxies by personal interview, mail, telephone or electronic communication. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to our stockholders. We will bear all costs of solicitation, including a base fee of $8,500 and reasonable out-of-pocket expenses to be paid to the proxy solicitation firm of Okapi Partners LLC.

PROPOSALS TO BE VOTED ON

Proposal 1 – Election of Class I Director

Our certificate of incorporation provides for a classified board of directors consisting of three classes of the same or nearly the same number of directors. The term of office of each current Class I director is scheduled to expire at our Annual Meeting to be held this year. Currently, two of our directors, James D. Cirar and Malcolm F. Moore, are Class I directors. James D. Cirar, who has served as a member of our Board since 1999, will not be standing for re-election when his current term expires. The board of directors would like to thank Mr. Cirar for his years of dedicated service to the Company. In connection with Mr. Cirar’s retirement, the Board has resolved to decrease its size to six members effective immediately after the Annual Meeting. At the recommendation of our nominating and corporate governance committee, our board of directors has determined to nominate Mr. Moore for election to a three-year term as a Class I director at our Annual Meeting this year. The nominee elected by our stockholders as a Class I director at the annual meeting will be elected to a term to expire at the annual meeting of stockholders in 2024.

Information about the director nominee, the continuing directors and our board of directors is contained in the section of this proxy statement entitled “Governance of the Company—Board Structure and Composition.”

In the event the nominee is not available to serve for any reason when the election occurs, it is intended that the proxies may be voted for any substitute nominee. Our board of directors has no reason to believe that the nominee will not be a candidate or, if elected, will be unable or unwilling to serve as a director.

Our board of directors recommends that you vote “FOR” the election of Malcolm F. Moore as a Class I director.

Proposal 2 – Approval, on an Advisory Basis, of the Compensation of our Named Executive Officers

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), which amends Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), enables our stockholders to approve, on an advisory basis, the compensation programs for our named executive officers (“NEOs”) (sometimes referred to as a “Say on Pay” or a “Say on Pay Vote”).

We believe that our executive compensation programs must be closely linked to our stockholders’ interests, and we welcome our stockholders’ input in this area. Our compensation programs are designed to attract, motivate and retain the individuals we need to drive business success. We believe that our executives should act in the long-term interests of our stockholders, and therefore, we pay a significant portion of total compensation to our executives in the form of long-term performance-based equity compensation, such as performance-based, cash-settled stock options for 2021. Our compensation programs also are closely tied to performance, with incentive compensation varying in accordance with objectively determinable Company performance measures.

The compensation committee of our board of directors follows best practices in the design and governance of our compensation programs, including, but not limited to the following:

●	we have adopted a clawback policy;

●	we have adopted an anti-hedging policy for our officers and directors;

●

we have adopted stock ownership guidelines for our officers and directors and the stock ownership of each of our officers and directors exceeded the Company’s minimum stock ownership requirements in 2020;

●	the FreightCar America, Inc. 2018 Long Term Incentive Plan (the “LTIP”), which was amended and restated effective May 14, 2020, expressly prohibits repricing or exchanging awards;

●	we do not pay tax gross-ups for change in control payments under Section 280G of the Internal Revenue Code of 1986, as amended (the “Code”);

●	we do not provide perquisites for former or retired executives;

●	we do not provide personal use of corporate aircraft, personal security systems maintenance and/or installation, car allowances or executive life insurance; and

●	we do not pay or provide payments for terminations for cause or resignations other than for good reason.

At our 2020 annual meeting of stockholders, we received 46% support from our stockholders on our proposal for the compensation of our NEOs, a decrease from 96% at the 2019 annual meeting of stockholders. Our expanded stockholder engagement efforts as a result of that decrease in support is discussed in more detail below under “Compensation Overview – Stockholder Engagement.”

You are invited to review the accompanying summary compensation table and the related narrative disclosure and to vote to approve, on an advisory basis, the compensation of our NEOs through the adoption of the following resolution at the 2021 annual meeting:

“Resolved, that the compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the summary compensation table and narrative discussion, is hereby approved.”

This vote is nonbinding. The board of directors and the compensation committee, which is comprised of independent directors, will consider the outcome of the vote when evaluating future executive compensation decisions.

Our board of directors recommends that you vote “FOR” the approval, on an advisory basis, of the compensation of our NEOs.

Proposal 3 – Ratification of the Appointment of Independent Registered Public Accounting Firm

The Audit Committee has selected Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021, and the Board recommends approval of such selection by the stockholders. The Audit Committee is directly responsible for the selection, evaluation, compensation (including negotiation of fees), retention and oversight of the Company’s independent registered public accounting firm. In order to assure the continued independence of the firm, the Audit Committee periodically considers whether there should be rotation of the independent registered public accounting firm. In addition, in conjunction with the mandated rotation of the firm’s lead engagement partner, the Audit Committee, led by its Chairperson, is directly involved in the selection of the new lead engagement partner.

Change in Auditor

As previously disclosed, on March 24, 2021, the Audit Committee approved the engagement of Grant Thornton LLP as the Company’s registered public accounting firm for the Company’s fiscal year ending December 31, 2021. Deloitte & Touche LLP (“Deloitte”) has been engaged as the Company’s independent registered public accounting firm since 1999 and, as previously disclosed on March 24, 2021, Deloitte notified the Company that it would not stand for re-election.

In connection with that notification, on March 24, 2021, the Audit Committee approved the engagement of Grant Thornton LLP to serve as the Company’s independent registered public accounting firm. Deloitte audited our financial statements for our fiscal year ended December 31, 2020 and December 31, 2019, which were prepared in accordance with U.S. GAAP. Upon the completion of Deloitte’s audit for such periods, Deloitte’s engagement was completed, and Grant Thornton LLP became the Company’s independent registered public accounting firm.

During the fiscal years ended December 31, 2020 and 2019, there were (i) no disagreements with Deloitte on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused them to make reference to the subject matter of the disagreements in their audit reports, and (ii) no “reportable events,” as such term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Deloitte with a copy of the disclosure set forth in this section and requested that Deloitte furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the statements made herein, each as required by applicable SEC rules. A copy of Deloitte’s letter, dated March 24, 2021, is attached as Exhibit 16.1 to the Company’s Current Report on Form 8-K filed on March 24, 2021.

Stockholder ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm is not required by our by-laws or otherwise. However, we are submitting the appointment of Grant Thornton LLP to our stockholders for ratification as a matter of good corporate practice. If our stockholders fail to ratify the appointment, our audit committee will review its selection of independent registered public accounting firms. Even if the appointment is ratified, the audit committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

For information regarding audit and other fees billed by Deloitte & Touche LLP for services rendered with respect to fiscal years 2020 and 2019, see the section of this proxy statement entitled “Fees of Independent Registered Public Accounting Firm and Audit Committee Report—Fees Billed by Independent Registered Public Accounting Firm.”

Our board of directors recommends that you vote “FOR” the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm.

GOVERNANCE OF THE COMPANY

Board Structure and Composition

Our certificate of incorporation provides for a classified board of directors consisting of three classes of the same or nearly the same number of directors. In October 2020, we increased the size of our board of directors from six to seven directors:

●	William D. Gehl, Jesus Salvador Gil Benavides and Andrew B. Schmitt serve in Class II. Their terms will expire on the date of the annual meeting of stockholders to be held in 2022.

●	Elizabeth K. Arnold and James R. Meyer serve in Class III. Their terms will expire on the date of the annual meeting of stockholders to be held in 2023.

●	James D. Cirar and Malcolm F. Moore serve in Class I. Their terms will expire on the date of the Annual Meeting.

Upon the expiration of the term of each class of directors, directors of that class generally may be re-elected for a three-year term at the annual meeting of stockholders in the year in which their term expires. A director elected by the board of directors is designated upon his or her election as a Class I, Class II or Class III director, and serves a term that expires at the next annual meeting of stockholders after such director’s election. A director elected by the stockholders at an annual meeting of stockholders to succeed a director elected during the preceding year by the board of directors joins the same class as the replacement director whom he or she succeeds and serves a term that expires at the next annual meeting of stockholders at which the terms of the other directors of that director’s class are or would be scheduled to expire.

Each of our directors has signed a contingent resignation letter providing that if a majority of the votes of the shares in an uncontested election in which such director is a nominee are designated to be “withheld” from, or are voted “against,” the director’s election, and the board of directors accepts the contingent resignation letter following such election, the director’s resignation will be effective upon the acceptance of the resignation by the board of directors.

As disclosed in our Current Form on Form 8-K filed on October 19, 2020, the Company entered into an investor rights agreement (the “Investor Rights Agreement”) with Fasemex, Inc. (the “US Seller”), Fabricaciones y Servicios de México, S.A. de C.V. (“Fasemex Mexico”) and Agben de Mexico, S.A. de C.V. (“Agben” and, together with Fasemex Mexico, the “MX Sellers”, and the MX Sellers, together with the US Seller, the “Sellers”). Pursuant to the Investor Rights Agreement, the Sellers have the right to designate one nominee for election to the Company’s board of directors (the “Board”) for so long as the Sellers beneficially own in the aggregate, common stock of the Company equal to at least 5% of the issued and outstanding shares of the Company’s common stock. The director nominee initially designated by the Sellers was Mr. Jesus Salvador Gil Benavides who was appointed by the Board to serve as a Class II director effective on October 23, 2020. Pursuant to the Investor Rights Agreement, Mr. Jesus Gil was also retained as the Vice President of Operations of the Company.

In addition, the Investor Rights Agreement provides the Sellers with the right to designate a non-voting observer to attend meetings of the Board and of committees of the Board, subject to customary limitations, for so long as the Sellers beneficially own, in the aggregate, common stock of the Company equal to at least 5% of the issued and outstanding shares of the Company’s common stock. The non-voting board observer initially appointed was Mr. Alejandro Gil.

As also disclosed on our Current Report on Form 8-K, filed on October 19, 2020, in connection with the Credit Agreement (the “Term Loan Credit Agreement”) by and among the Company, as guarantor, FreightCar North America (together with the Company, the “Loan Parties”), CO Finance LVS VI LLC, as lender (the “Lender”), an affiliate of a corporate credit fund for which Pacific Investment serves as an investment manager, and U.S. Bank National Association, as disbursing and collateral agent (the “Agent”), the Company also entered into a warrant acquisition agreement (the “Warrant Acquisition Agreement”) with the Lender, which provides for the issuance of a warrant (the “Warrant”) to the Lender, allowing Lender to purchase a number of shares of the Company’s common stock, par value $0.01 per share, equal to 23% of the outstanding common stock on a fully-diluted basis at the time the Warrant is exercised. Pursuant to the Warrant Acquisition Agreement, for so long as the Lender or its affiliates hold (a) at least 50% of the Warrant or (b) at least 50% of the shares issuable pursuant to the exercise of the Warrant, the Lender shall be entitled to designate for recommendation to the Nominating and Corporate Governance Committee of the Board and, upon such recommendation, nomination by the Board one director to the Board and a non-voting observer. Each director designated by the Lender, including the initial director designee, must comply with the requirements of the charter for, and related guidelines of, the Nominating and Corporate Governance Committee of the Board. The Lender will provide, in writing, the name of the initial director nominee, who will be appointed to serve as a Class III director. The initial director nominee has not yet been designated.

Our certificate of incorporation provides that the authorized number of directors may be changed only by resolution of the board of directors. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the total number of directors. Our certificate of incorporation also provides that our board of directors may fill any vacancy created by the resignation of a director or an increase in the size of the board of directors.

Nominee for election at this meeting for a term expiring in 2024

Malcolm F. Moore, 70, has served as a director since March 2015 and is the chairman of our nominating and corporate governance committee and a member of our compensation committee. Mr. Moore will also serve on our audit committee following this year’s annual meeting. From July 2015 to June 2019, Mr. Moore served as Executive Vice President and Chief Operating Officer of Twin Disc, Inc., a publicly held global manufacturer and distributor of power transmission equipment for the marine, transportation and industrial business sectors. Between 2006 and 2015, he also served on the board of directors of Twin Disc, Inc. From June 2013 to June 2015, Mr. Moore served as the President and Chief Executive Officer of Digi-Star LLC, a global supplier of electronic components and software used in precision agriculture. From November 2011 to June 2013, Mr. Moore served as Chairman of Digi-Star. Prior to joining Digi-Star, Mr. Moore served as an advisor to Baird Capital Partners from June 2010 to November 2011. Between 1999 and 2010, Mr. Moore worked in a variety of executive roles at Gehl Company, a publicly held manufacturer of compact construction equipment, including serving as President and Chief Executive Officer from August 2009 to April 2010. Earlier in his career, Mr. Moore served in senior executive roles at Pangborn Corporation, an international manufacturer of blast media equipment used by manufacturers of metal products, and LINAC Holdings Inc., a manufacturer of specialized equipment used in steel production, industrial heat-treating, scientific research and product manufacturing. Mr. Moore currently serves on the board of directors of AG Growth International Inc., a manufacturer of equipment and digital solutions for agriculture and food processing. Having served as a senior executive for over 25 years, and as a board member for over 12 years, of companies in the manufacturing sector, Mr. Moore brings to our board extensive experience in leading complex heavy manufacturing organizations.

Directors whose terms continue until 2023

Elizabeth K. Arnold, 56, has served as a director since August 2019. She is a member of our audit and nominating and corporate governance committees and will serve on our compensation committee following this year’s annual meeting. Ms. Arnold served as the Senior Vice President, Chief Financial Officer and Treasurer of Houghton International, a specialty chemical company with international operations, from October 2014 to August 2019. From October 2012 to April 2014, Ms. Arnold served as the Chief Financial Officer of Physiotherapy Associates. Prior to joining Physiotherapy Associates, Ms. Arnold served as the Chief Financial Officer of Tyco Flow Control from April

2010 to September 2012. Between 2003 and 2010, Ms. Arnold worked as the Vice President, Corporate Financial Planning & Analysis at Tyco. Earlier in her career, Ms. Arnold served in numerous roles, including executive leadership positions, for General Electric, a global industrial company with products and services ranging from aircraft engines, power generation and oil and gas production to medical imaging. Ms. Arnold also serves as a member of the board of directors and audit committee of Innospec Inc. (NASDAQ: IOSP). She brings to our board of directors, among other things, extensive corporate finance and public accounting experiences, as well as a wealth of operational knowledge. Ms. Arnold possesses a B.S. in economics from the University of Alabama.

James R. Meyer, 59, was appointed as our President and Chief Executive Officer effective July 31, 2017, and has served as a director since that date. Mr. Meyer has over 30 years of experience in the heavy equipment, automotive and consumer goods industries. He became Chairman of the Board of Commercial Specialty Truck Holdings, LLC, a commercial truck manufacturer, in 2015 and continues to serve in this capacity. From 2012 to 2015, he served as Chief Operating Office of Allied Specialty Vehicles, Inc., a manufacturer of specialty vehicles for fire and emergency, commercial and recreation segments. Prior to that, Mr. Meyer held various leadership positions at Brunswick Corporation from 2006 to 2012. Mr. Meyer also spent 16 years at Ford Motor Company where he held various executive positions. Mr. Meyer brings to the board his broad leadership experience from serving in management and directorship roles in the automotive and manufacturing industries. Mr. Meyer has an MBA from the University of Michigan, and graduate and undergraduate degrees in engineering from the Massachusetts Institute of Technology and University of Michigan, respectively.

Directors whose terms continue until 2022

William D. Gehl, 74, has served as a director since May 2007 and as the Chairman of the Board of Directors since January 2013. He is a member of our audit and nominating and corporate governance committees. He is Chairman and owner of IBD of Southeastern Wisconsin, a distributor of automotive and other batteries. He was Chairman and Chief Executive Officer of Gehl Company, a publicly held manufacturer of compact construction equipment, from April 2003 until his retirement from that company in April 2009. Prior to that time, he was President and Chief Executive Officer of Gehl Company since November 1992, Chairman of Gehl Company since April 1996, and a director of Gehl Company since 1987. During the past six years, Mr. Gehl has been a member and Chairman of the board of directors of Astec Industries, Inc. (a publicly held manufacturer of road-building and construction equipment) and a member of the board of directors of Mason Wells, Inc. (a private equity investor). He brings to our board of directors, among other things, his background as the chief executive officer of a public company for over 17 years and general management, marketing and financial experience, as well as MBA and law degrees and his service on the audit committee of another public company (Astec Industries). He is a member of the Wisconsin and Florida state bars.

Jesus Salvador Gil Benavides, 57, has served as a director since October 2020. Mr. Gil has over 30 years of experience in metal fabrications, and over 20 years of experience in the railcar manufacturing industry. Prior to his appointment, Mr. Jesus Gil held various roles with Grupo Industrial Monclova, S.A. de C.V. (“Grupo Industrial”), a corporation operating in railcar manufacturing, offshore platform fabrication, mining, industrial gases and energy, from 2005 to 2017. These roles included Director of the Industrial Division, Chief Operating Officer and Chief Executive Officer. During this time, he also served as a member of Grupo Industrial’s board of directors. From 1997 to 2005, Mr. Jesus Gil worked for Trinity Industries de Mexico as Plant Manager at the Monclova plant and the General Manager of Monclova-Sabinas. In 2018, he finished a one-year Advanced Executive Management Program (AD-2) at the Instituto Panamericano de Alta Dirección de Empresa (IPADE) in Monterrey, Mexico. In 1988, he obtained a master’s degree in electrical engineering from Washington University, Saint Louis, Missouri, and in 1986 he received his bachelor’s degree in electronic engineering from the Instituto Tecnológico de Monterrey.

Andrew B. Schmitt, 72, has served as a director since October 2012 and is the chairman of our compensation committee and a member of our nominating and corporate governance committee. He was the Chief Executive Officer of Layne Christensen Company, which provides water management, construction and drilling services and related products to water, mineral and energy markets, from October 1993 to January 2012, and President of that company from October 1993 to September 2011. From October 1993 until June 2012, he also served as a director of Layne Christensen. Since September 2003, Mr. Schmitt has been a director of Euronet Worldwide Inc., which provides payment and transaction processing and distribution solutions to financial institutions, retailers, service providers and consumers, and currently serves on that board’s audit, compensation and nominating and corporate governance committees. Prior to his service at Layne Christensen, Mr. Schmitt was a Division President for Baker Hughes Incorporated and NL Industries Inc. as well as General Manager and Controller for Dorsey Corp. and Hoover Universal, Inc. Having served as a chief executive officer for over 18 years, Mr. Schmitt brings to our board extensive experience in leading complex global organizations.

Director whose term expires at the Annual Meeting

James D. Cirar, 74, has served as a director since June 1999 and is a member of our audit and compensation committees. Mr. Cirar is a private investor. Mr. Cirar is a partner at Guard Hill Holdings, LLC, a private equity fund. He was a director of Transportation Technologies Industries, Inc. (“TTII”), a manufacturer of railcar and truck components, and President and Chief Executive Officer of TTII’s foundry group from January 2000 until the company was acquired by Accuride Corporation in 2005. Mr. Cirar was Chairman of two of our subsidiaries, Johnstown America Corporation and Freight Car Services, Inc., from September 1998 to June 1999. From September 1995 to August 1998, he was the President and Chief Executive Officer of Johnstown America Corporation, a predecessor of the Company. Mr. Cirar brings to our board of directors the business experience he has gained as a partner in private equity transactions, as well as deep industry knowledge and close familiarity with the Company’s business.

Committees of the Board of Directors

Our board of directors has three standing committees: an audit committee, a compensation committee and a nominating and corporate governance committee. Stockholders and third parties may communicate with our board of directors by writing to our board of directors at FreightCar America, Inc., 125 South Wacker Drive, Suite 1500, Chicago, Illinois 60606, Attention: Chairman of the Board of Directors.

Audit Committee. Our audit committee currently consists of Ms. Arnold and Messrs. Cirar and Gehl and Ms. Arnold currently serves as the chairperson. Mr. Cirar will serve as a member of the Audit Committee until the date of our annual meeting of stockholders this year, at which time Mr. Moore will join the audit committee. The audit committee oversees our financial reporting processes and provides oversight on behalf of the board of directors to the Company’s internal accounting and financial controls, accounting principles and auditing practices to be employed in the preparation and review of our financial statements. The audit committee appoints the independent registered public accountants to audit our annual financial statements and the scope of and plans for the audit to be undertaken by such accountants. The audit committee pre-approves the audit services and permissible non-audit services to be performed by such accountants and takes appropriate actions to ensure the independence of such accountants. The audit committee is also responsible for approving related-party transactions. Our board of directors has determined that Ms. Arnold and Messrs. Cirar and Gehl meet the applicable independence requirements under the Sarbanes-Oxley Act of 2002, the rules of the NASDAQ Global Market (“NASDAQ”) and the rules and regulations of the SEC. Each of Ms. Arnold and Messrs. Cirar and Gehl has been determined to be an audit committee financial expert, as that term is defined under the SEC rules implementing Section 407 of the Sarbanes-Oxley Act of 2002, and each is “independent” as defined in the applicable listing standards for audit committee members.

The audit committee operates under a written charter, a copy of which is available on our website, www.freightcaramerica.com. The audit committee has established and regularly monitors procedures for the receipt, retention and treatment of complaints received regarding accounting, internal accounting controls or auditing matters. The audit committee met six times during 2020.

Compensation Committee. Our compensation committee currently consists of Messrs. Cirar, Moore and Schmitt. Mr. Schmitt serves as the chairman. Mr. Cirar will serve as a member of the Compensation Committee until the date of our annual meeting of stockholders this year and, at which time Ms. Arnold will join the compensation committee. The purpose of our compensation committee is to: (a) oversee our compensation and employee benefit plans and practices, including compensation risk analysis; (b) produce annually a report on executive compensation for inclusion in our proxy statement, in accordance with all applicable rules and regulations; and (c) oversee regular succession planning and professional development for the Chief Executive Officer (“CEO”) and other senior executive officers. Our board of directors has determined that Messrs. Cirar, Moore and Schmitt meet the applicable independence requirements under the Sarbanes-Oxley Act of 2002, the rules of NASDAQ (including the enhanced independence requirements for compensation committee members) and the rules and regulations of the SEC. In addition, each of Messrs. Moore and Schmitt is an “outside director,” as defined in Code Section 162(m) (Mr. Cirar abstains from any vote on incentive compensation awards that are subject to Code Section 162(m)), and each of Messrs. Cirar, Moore and Schmitt is a “non-employee” director within the meaning of Rule 16b-3 under the Exchange Act.

The compensation committee operates under a written charter, a copy of which is available on our website, www.freightcaramerica.com. The compensation committee met four times during 2020.

Nominating and Corporate Governance Committee. Our nominating and corporate governance committee consists of Ms. Arnold and Messrs. Gehl, Moore and Schmitt. Mr. Moore serves as the chairman. The purpose of our nominating and corporate governance committee is to: (a) identify individuals qualified to become board members, consistent with criteria approved by the board of directors; (b) recommend to the board of directors nominees for the board of directors; (c) recommend to the board of directors nominees for each committee of the board of directors; (d) recommend to the board of directors and review annually the Corporate Governance Guidelines and the Code of Business Conduct and Ethics; (e) review annually the independence qualifications of the board members and nominees; and (f) review potential conflicts of interest and violations of the Code of Business Conduct and Ethics. Our board of directors has determined that Ms. Arnold and Messrs. Gehl, Moore and Schmitt meet the applicable independence requirements under the Sarbanes-Oxley Act of 2002, the rules of NASDAQ and the rules and regulations of the SEC.

The nominating and corporate governance committee operates under a written charter, a copy of which is available on our website, www.freightcaramerica.com. The nominating and corporate governance committee met three times during 2020.

Environmental, Social and Governance

Consistent with our vision, we are committed to growing our business in a sustainable and socially responsible manner. In March 2021, the Nominating and Corporate Governance Committee made a determination to undertake a comprehensive review of our governance policies in light of recent trends relating to environmental, social and governance (“ESG”) topics and disclosure. Throughout 2021, the Nominating and Corporate Governance Committee will meet periodically to develop, assess and prioritize ESG topics that are important to our business and all of our stockholders and to improve both the measurement and transparency of our ESG disclosures and practices. The Nominating and Corporate Governance Committee will have primary oversight responsibility for our developing ESG efforts.

Independence of Directors

The board of directors has determined that five of our seven current directors, Ms. Arnold and Messrs. Cirar, Gehl, Moore and Schmitt, are “independent directors” as defined in NASDAQ Listing Rule 5605 and as defined in applicable rules by the SEC. NASDAQ Listing Rule 5605 requires that a majority of our board of directors be composed of independent directors and that certain of our committees be composed solely of independent directors. Our independent directors hold meetings in executive session, at which only independent directors are present.

Board Leadership Structure

Our board of directors strongly endorses the view that one of its primary functions is to protect stockholders’ interests by providing independent oversight of management, including the CEO. However, the board of directors does not believe that mandating a particular structure, such as a separate Chairman of the Board and CEO, is necessary to achieve effective oversight. The board of directors retains the right to exercise its judgment to combine or separate the roles of Chairman of the Board and CEO. Currently, the offices of Chairman of the Board and CEO are held by separate persons because the board of directors has determined that this structure aids in the oversight of management and is currently in the best interests of the Company and its stockholders.

Code of Business Conduct and Ethics

We have established a Code of Business Conduct and Ethics that applies to our officers, directors and employees, including our CEO and Chief Financial Officer. A copy of the Code of Business Conduct and Ethics is available on our website, www.freightcaramerica.com.

We intend to disclose on our website at www.freightcaramerica.com any amendments to or waivers from our Code of Business Conduct and Ethics applicable to any of our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Under the Code of Business Conduct and Ethics, the board of directors, its committees and the non-employee directors have the right at any time to retain independent outside financial, legal or other advisors as they deem necessary, without the necessity of consulting with or obtaining prior approval of any officer of the Company.

Anti-Corruption Policy

We have adopted an Anti-Corruption Policy in an effort to ensure that we comply with the U.S. Foreign Corrupt Practices Act and other anti-bribery laws. The Anti-Corruption Policy is applicable to us (including our U.S. and non-U.S. subsidiaries, affiliates and joint ventures) and to all of our personnel (including officers, directors, employees, agents, consultants and other representatives and intermediaries acting on our behalf).

Risk Oversight

In its governance role, and particularly in exercising its duty of care and diligence, our board of directors is responsible for monitoring and overseeing the Company’s approach to risk assessment and risk management. The board of directors has the ultimate responsibility in this area. The board of directors has delegated the responsibility for overseeing financial risks to the audit committee and compensation-related risks to the compensation committee. Where appropriate, the board of directors may delegate risk oversight responsibility in other specific areas to board committees.

The board of directors requires management to ensure that an appropriate approach to risk management is implemented as part of the day-to-day operations of the Company. The board of directors further requires that management design internal control systems with a view to identifying and managing the material risks in the following categories:

●	core business and strategy risks;

●	operational and commercial risks;

●	regulatory risks;

●	legal and contractual risks;

●	compensation-related risks; and

●	financial risks.

In fulfilling its responsibilities delegated by the board of directors as described above, on a periodic basis (but not less often than annually), the audit committee reviews and discusses with management and our internal audit function the Company’s significant financial risk exposures and establishes an annual review schedule, which includes periodic financial reviews, internal control assessments and reviews of specific risk areas. The audit committee receives periodic updates from management and our internal audit function as per the annual schedule and as necessary based on subsequent determinations. The audit committee reports its activities to the full board of directors on a regular basis and is responsible for making such recommendations with respect to the matters described above and other matters as the audit committee may deem necessary or appropriate. The audit committee believes that in addition to its own deliberations and assessment of potential risks, the advice and recommendations of its independent auditor provide important objective guidance in this area.

In fulfilling its responsibilities delegated by the board of directors as described above, on a periodic basis (but not less often than annually), the compensation committee reports its activities to the full board of directors on a regular basis and is responsible for making such recommendations with respect to the matters described above and other matters as the compensation committee may deem necessary or appropriate.

Director Nomination Process

The nominating and corporate governance committee of our board of directors considers candidates to fill new directorships created by expansion and vacancies that may occur and makes recommendations to the board of directors with respect to such candidates. The nominating and corporate governance committee considers all relevant qualifications of candidates for board membership, including factors such as industry knowledge and experience, public company, academic or regulatory experience, financial expertise, current employment and other board memberships, and whether the candidate will be independent under the listing standards of NASDAQ. In addition, in accordance with the Company’s corporate governance guidelines, as part of the nomination process the nominating and corporate governance committee considers the diversity of the candidate and the diversity of the board of directors as a whole, including but not limited to factors such as background, experience, expertise, perspective, age, gender and ethnicity.

The nominating and corporate governance committee evaluates each individual in the context of the board of directors as a whole, with the objective of recommending a group that can best perpetuate the success of our business and represent stockholder interests through the exercise of sound judgment using its diversity of experience. The nominating and corporate governance committee evaluates each incumbent director to determine whether he or she should be nominated to stand for re-election, based on the types of criteria outlined above as well as the director’s overall service to us during his or her term and any relationships and transactions that might impair such director’s independence.

The number of members of our board of directors is currently fixed at seven directors. At the recommendation of our nominating and corporate governance committee, our board of directors has reduced the size of our board of directors to six members as of the date of our annual meeting this year. The nominating and corporate governance committee continues to evaluate the current size and the composition of the board of directors.

Our by-laws provide that nominations for the election of directors at our annual meeting may be made by our board of directors or any stockholder entitled to vote for the election of directors generally who complies with the procedures set forth in the by-laws and who is a stockholder of record at the time notice is delivered to us. Any stockholder entitled to vote in the election of directors generally may nominate a person for election to the board of directors at our annual meeting only if timely notice of such stockholder’s intent to make such nomination has been given in writing to our Secretary at our offices at 125 South Wacker Drive, Suite 1500, Chicago, Illinois 60606. Any recommendations received from stockholders will be evaluated by the nominating and corporate governance committee in the same manner that potential director nominees suggested by board members, management or other parties are evaluated.

To be timely, a stockholder’s notice shall be delivered to or mailed and received at the principal executive offices of the Company not less than 90 nor more than 120 days prior to the first anniversary of the previous year’s annual meeting; provided, however, that in the event less than 30 days’ notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made.

Communications with Directors

Stockholders and third parties may communicate directly with our independent directors by writing to our independent directors at:

FreightCar America, Inc.

125 South Wacker Drive, Suite 1500

Chicago, Illinois 60606

Attention: Chairman of the Board of Directors

Communications are distributed to the independent directors, or to any individual directors, as appropriate, depending on the facts and circumstances outlined in the communication. In that regard, the board of directors has requested that certain items that are unrelated to the duties and responsibilities of the board of directors be excluded from communications to the board of directors, such as product complaints, product inquiries, new product suggestions, résumés and other forms of job inquiries, surveys and business solicitations or advertisements.

Director Attendance at Meetings

Directors are encouraged to attend all annual and special meetings of our stockholders. During 2020, the board of directors held seven meetings. Each of our directors then serving attended at least 75% of the aggregate number of meetings of the board of directors and meetings of those committees on which he or she served during 2020. All of our directors then serving attended the 2020 annual meeting of stockholders.

Director Compensation

For a discussion of director compensation, see the section of this proxy statement entitled “Director Compensation.”

STOCK OWNERSHIP

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding the beneficial ownership of our common stock as of December 31, 2020 (except as indicated below) by:

●	all persons known by us to own beneficially 5% or more of our outstanding common stock;

●	each of our directors and director nominees;

●	each of the NEOs listed in the “Executive Compensation—Summary Compensation Table” section of this proxy statement; and

●	all of our directors, director nominees and executive officers as a group.

Unless otherwise indicated, each stockholder listed below has sole voting and investment power with respect to the shares of common stock beneficially owned by such stockholder.

Name of Beneficial Owner	Number of Shares Beneficially Owned(1)		Approximate Percent of Class(1)
Pacific Investment Management Company LLC 650 Newport Center Drive Newport Beach, California 92660	5,307,539(2)		25.47%

DIRECTORS, DIRECTOR NOMINEES AND EXECUTIVE OFFICERS:
Elizabeth K. Arnold	66,841		*
James D. Cirar	101,812		*
William D. Gehl	105,950		*
Malcolm F. Moore	82,908		*
Andrew B. Schmitt	124,473		*
James R. Meyer	663,220	(3)	4.27%
Christopher J. Eppel	139,883		*
W. Matthew Tonn	105,361		*
Jesus Salvador Gil Benavides	968,346	(4)	6.23%
All directors, director nominees and executive officers as a group (9 persons)	2,358,794		15.18%

*	= less than 1%

[1]

“Beneficial ownership” means any person who, directly or indirectly, has or shares voting or investment power with respect to a security or has the right to acquire such power within 60 days. Shares of common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of December 31, 2020 are deemed outstanding for computing the ownership percentage of the person holding such options or warrants, but are not deemed outstanding for computing the ownership percentage of any other person. The amounts and percentages are based upon 15,533,829 shares of our common stock outstanding as of December 31, 2020.

[2]

Based on the information in Schedule 13G/A filed by Pacific Investment Management Company LLC (“PIMCO”) with the SEC on February 12, 2021. The Schedule 13G/A discloses that PIMCO beneficially owns a warrant exercisable for an indeterminate number of shares equal to 23% of the outstanding shares of the

Company’s common stock on a fully-diluted basis (including shares reserved for issuance under the Company’s equity plans) on the date the warrant is exercised. The amount reflected is estimated based on 23,076,257 outstanding shares of common stock of the Company on a fully-diluted basis as of December 31, 2020 (including shares issuable upon exercise of the warrant), as provided by the Company to PIMCO, if the warrant was exercised on such date. The Schedule 13G discloses that PIMCO has sole voting power with respect to 5,307,539 shares and sole dispositive power with respect to 5,307,539 shares.

[3]

The figure shown includes 350,000 performance-based stock options featuring a vesting schedule whereby the stock options will vest if the average closing price per share of the Company’s stock over the previous 90 calendar days (the “Threshold Stock Price”) exceeds the closing price per share of the Company’s stock on July 31, 2017 (the “July Reference Stock Price”) as follows: 34% of the stock options will vest if the Threshold Stock Price exceeds the July Reference Stock Price by $5.00; another 33% of the stock options will vest if the Threshold Stock Price exceeds the July Reference Stock Price by $10.00; and the remaining 33% of the stock options will vest if the Threshold Stock Price exceeds the July Reference Stock Price by $15.00. Such stock price appreciation goals can be achieved at any point during the options’ ten-year contractual term.

[4]

The figure shown includes 640,603 shares owned by Fabricaciones y Servicios de México, S.A. de C.V., a corporation in which Jesus Salvador Gil Benavides owns 33% of the equity interests, and therefore is deemed to have voting and dispositive power over 33% of the shares held by such entity. Fabricaciones y Servicios de México, S.A. de C.V., which is owned by Jesus Salvador Gil Benavides, Alejandro Gil and Salvador Gil, owns a total of 1,941,221 shares of common stock of the Company. The principal address for Fabricaciones y Servicios de México, S.A. de C.V. is Carretera 57 Km 178 Castaños Coahuila, 25780 Mexico. This figure also includes 316,013 shares owned by Agben de Mexico, S.A. de C.V., a corporation in which Jesus Salvador Gil Benavides owns 99% of the equity interests, and therefore is deemed to have voting and dispositive power over the securities held by such entity. The principal address for Agben de Mexico, S.A. de C.V. is Carretera 57 Km 178 Int B Castaños Coahuila, 25780 Mexico. This figure also includes 11,730 shares owned directly by Jesus Salvador Gil Benavides.

EXECUTIVE OFFICERS

The following table sets forth certain information concerning each of our current executive officers:

Name	Age	Position(s)
James R. Meyer	59	President, Chief Executive Officer and Director
Terence R. Rogers	61	Chief Financial Officer, Corporate Secretary and Treasurer
W. Matthew Tonn	55	Chief Commercial Officer
Jesus Salvador Gil Benavides	57	Vice President of Operations

James R. Meyer, 59, was appointed as our President and Chief Executive Officer effective July 31, 2017, and has served as a director since that date. Mr. Meyer has over 30 years of experience in the heavy equipment, automotive and consumer goods industries. He became Chairman of the Board of Commercial Specialty Truck Holdings, LLC, a commercial truck manufacturer, in 2015 and continues to serve in this capacity. From 2012 to 2015, he served as Chief Operating Office of Allied Specialty Vehicles, Inc., a manufacturer of specialty vehicles for fire and emergency, commercial and recreation segments. Prior to that, Mr. Meyer held various leadership positions at Brunswick Corporation from 2006 to 2012. Mr. Meyer also spent 16 years at Ford Motor Company where he held various executive positions. Mr. Meyer brings to the board his broad leadership experience from serving in management and directorship roles in the automotive and manufacturing industries. Mr. Meyer has an MBA from the University of Michigan, and graduate and undergraduate degrees in engineering from the Massachusetts Institute of Technology and University of Michigan, respectively.

Terence R. Rogers, 61, was appointed as our interim Chief Financial Officer, Corporate Secretary and Treasurer, effective January 31, 2021. Most recently, Mr. Rogers served as Executive Vice President and Chief Financial Officer of Roadrunner Transportation Systems from May 2017 to August 2019. Prior to that, Mr. Rogers was Executive Vice President and Chief Financial Officer at The Heico Companies LLC from April 2012 to February 2017. Earlier in his career, Mr. Rogers worked for Ryerson in various financial and accounting positions, culminating in a five-year stint as Executive Vice President and Chief Financial Officer. Mr. Rogers earned an MBA from Stephen M. Ross School of Business at the University of Michigan in 1987 and a BS in Accounting from Illinois State University in 1982. He is a Certified Public Accountant.

W. Matthew Tonn, 55, was appointed as our Chief Commercial Officer effective September 30, 2019. Prior to joining the Company, Mr. Tonn served as the Vice President, Sales and Marketing of Westinghouse Air Brake Technologies Corporation’s (“WABTEC”) Train Control, Signaling and Analytics Group from May 2017 to September 2019 and as a regional Vice President, Sales and Marketing of WABTEC from October 2008 to May 2017. His earlier work experience includes various sales and marketing positions at Standard Car Truck, ZefTeck, Inc. National Castings/ABC NACO and Coordinated Railway Services, Inc.

Jesus Salvador Gil Benavides, 57, was appointed as our Vice President of Operations on October 26, 2020. Mr. Gil over 30 years of experience in metal fabrications, and over 20 years of experience in the railcar manufacturing industry. Prior to his appointment, Mr. Jesus Gil held various roles with Grupo Industrial Monclova, S.A. de C.V. (“Grupo Industrial”), a corporation operating in railcar manufacturing, offshore platform fabrication, mining, industrial gases and energy, from 2005 to 2017. These roles included Director of the Industrial Division, Chief Operating Officer and Chief Executive Officer. During this time, he also served as a member of Grupo Industrial’s board of directors. From 1997 to 2005, Mr. Jesus Gil worked for Trinity Industries de Mexico as Plant Manager at the Monclova plant and the General Manager of Monclova-Sabinas. In 2018, he finished a one-year Advanced Executive Management Program (AD-2) at the Instituto Panamericano de Alta Dirección de Empresa (IPADE) in Monterrey, Mexico. In 1988, he obtained a master’s degree in electrical engineering from Washington University, Saint Louis, Missouri, and in 1986 he received his bachelor’s degree in electronic engineering from the Instituto Tecnológico de Monterrey.

COMPENSATION OVERVIEW

We qualify as a “smaller reporting company,” as defined in Item 10 of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), because our public float was less than $250,000,000 as of the last business day of our most recently completed second fiscal quarter. We have elected to provide in this proxy statement certain scaled disclosures as permitted under the Exchange Act for smaller reporting companies. Therefore, we do not provide in this proxy statement a compensation discussion and analysis or a compensation committee report, compensation and risk and chief executive officer pay ratio disclosures, among other disclosures.

For the year ended December 31, 2020, our NEOs were:

●	James R. Meyer, President and Chief Executive Officer;

●	Christopher J. Eppel, Vice President, Finance, Chief Financial Officer and Treasurer; and

●	W. Matthew Tonn, Chief Commercial Officer.

As previously disclosed, Mr. Eppel resigned as Vice President, Finance, Chief Financial Officer and Treasurer of the Company effective January 31, 2021.

The following sections discuss the material factors involved in the Company’s decisions regarding the compensation of the Company’s NEOs during 2020. We made these compensation decisions in order to ensure continued alignment of executive compensation and Company performance. The specific amounts paid or payable to the NEOs are disclosed in the tables and narrative in the section of this proxy statement entitled “Executive Compensation.” The following discussion cross-references those specific tabular and narrative disclosures where appropriate.

Stockholder Engagement

Our Say on Pay Vote at the 2020 annual meeting of stockholders received 46% support from our stockholders, a decrease from 96% at the 2019 annual meeting of stockholders. Our board of directors viewed the decrease in support as an indication that expanded engagement was needed to ensure we have a clear understanding of, and opportunity to respond to, our stockholders’ views on our compensation program.

Engagement Overview

Following the 2020 annual meeting of stockholders, at the compensation committee’s direction, we reached out to our stockholders to request meetings to discuss any issues or concerns they may have with our executive compensation program. During November and December 2020, we reached out to our top 25 stockholders as of September 30, 2020 representing 28% of our outstanding common stock. Five stockholders representing 7% of our outstanding common stock agreed to engage with us during December 2020 and January 2021. These discussions occurred prior to our compensation committee’s meeting in March 2021.

Ownership Structure as of September 30, 2020

As a smaller reporting company, our stockholder base is very different than those of larger reporting companies. As of September 30, 2020, our largest institutional stockholder held 3% of our outstanding common stock and our 25th largest stockholder held 0.01% of our outstanding common stock. The remainder of our outstanding common stock was held by insiders and retail holders. This structure prevented us from replicating the outreach efforts typically seen by larger reporting companies.

Our quorum for nonroutine ballot items at the 2020 annual meeting represented only 55% of our outstanding common stock, meaning holders of only 55% of our outstanding common stock cast their votes on non-routine ballot items, such as Say on Pay, at the 2020 annual meeting. Assuming the ownership structure stayed relatively the same between the time of the annual meeting on May 14, 2020 and our institutional ownership reported as of September 30, 2020, the top 25 stockholders we reached out to represented approximately 51% of votes cast on non-routine ballot items at the 2020 annual meeting, and we engaged with five stockholders representing approximately 13% of votes cast on non-routine ballot items at the 2020 annual meeting.

Three of the five stockholders with which we engaged had dedicated governance/stewardship teams, whereas the other two stockholders with which we engaged were smaller investment managers or private investors. In addition, two of our top 25 stockholders representing 6% of our outstanding common stock responded to our request by declining to engage with us – one of those stockholders had a dedicated stewardship team who told us that they had no need for a call at the time, and the other stockholder was an investment manager who told us their policy was to abstain on advisory votes regarding executive compensation. The remaining 18 stockholders were mostly hedge funds, smaller investment firms, and private investors representing 15% of our outstanding common stock. They did not respond to our requests to engage.

Outreach Process

As part of the outreach process, we hired a proxy solicitor to assist us in connecting with stockholders with which we may not regularly engage. For those stockholders that did not respond or agree to engage with us, we reached out to them again to request meetings. We also consulted the publicly available policies of our major stockholders, if available, to better understand their views on executive compensation.

During December 2020 and January 2021, our compensation committee Chair, Mr. Schmitt, along with members of senior management, met by phone with five stockholders representing 7% of our outstanding common stock, including our largest institutional stockholder. We provided an open forum to each stockholder to discuss and comment on any aspects of our executive compensation program. Overall, we received constructive feedback from the stockholders who engaged with us regarding our executive compensation program. We also provided additional context to our stockholders regarding changes to our strategy. After this engagement with stockholders, we agreed to keep in contact with them, as well as the other stockholders who chose not to engage with us, in order to continue to receive whatever feedback they may have on our executive compensation program or other matters.

These meetings provided the compensation committee and the board of directors with valuable insights into our stockholders’ perspectives on our compensation program and potential improvements to the program, as described below.

Shareholder Feedback

Below is a summary of our outreach efforts:

Say on Pay Vote:	May 14, 2020
Say on Pay Support:	46% of votes cast (% of votes For / For + Against)
Outreach Timing:	November and December 2020
Engagement Timing:	December 2020 and January 2021
Breadth of Outreach:	Top 25 stockholders representing 28% of outstanding common stock (~51% of votes cast at the 2020 annual meeting)
Breadth of Engagement:	Five stockholders representing 7% of outstanding common stock (~13% of votes cast at the 2020 annual meeting)
Participants:	Compensation Committee Chair and members of senior management

Below is a summary of what we heard from our stockholders and how we responded to their feedback:

What We Heard	How We Responded
Investors said they would appreciate additional rationale behind the retention awards and transaction bonuses

As disclosed in our 2020 proxy statement, in 2019, during a period of extreme uncertainty and transformation for the Company, certain members of our management team received retention bonuses. The primary purpose of the special retention program was to enhance and protect stockholder value by ensuring the continuity and stability of our management team through the uncertain times, while also incentivizing the management team to pursue the most advantageous opportunities to maximize stockholder value. Our executives had received substantially below-market compensation for the past several years, in part because our performance had not generally resulted in payouts of incentive compensation. As such, the board of directors was particularly concerned that key executives would be vulnerable for poaching from our competitors and other industries. Accordingly, the retention bonuses were introduced to address this concern.

To ensure that the retention payments did not unjustly reward any management team member, the retention payments were subject to a full clawback by the Company if the executive voluntarily terminated employment with the Company or was terminated for cause before the earlier of the consummation of a Successful Transaction, i.e., a change in control of the Company or a financing transaction satisfying certain parameters, or 12 months from the date of payment in 2019.

Also as previously disclosed in our 2020 proxy statement, in late 2019, our NEOs received transaction bonus opportunities tied to the consummation of a Successful Transaction. Given market volatility, the additional responsibility placed on management in the event of a Successful Transaction was anticipated to require a commitment of substantial additional time, above and beyond each executive’s day-to-day responsibilities. The Successful Transaction bonuses were intended to motivate and incentivize the management team to pursue a Successful Transaction, thereby further aligning the interests of management with those of stockholders. Please see “Elements of Executive Compensation—Change in Control and Post-Employment Benefits—Successful Transaction Bonus Awards” for additional detail regarding these bonus opportunities and the bonus payouts, which occurred in November 2020 in connection with the funding of $40 million in incremental financing for the Company pursuant to the Term Loan Credit Agreement.

Investors said they would appreciate some additional disclosure about our metrics and goals	Historically, our annual cash incentive program primarily utilized financial metrics that the compensation committee, with input from our CEO, had determined were appropriately linked to stockholder value creation. However, for 2018 – 2020, the compensation committee determined that basing the annual cash incentive program on the attainment of strategic restructuring metrics was more appropriate for the Company in light of the ongoing transformative efforts. In addition, for 2020, the onset of the COVID-19 pandemic further intensified the importance of attainment of these restructuring metrics. Accordingly, the performance objectives underlying our annual cash incentive program for 2020 were based on achieving fixed and variable cost reduction, realignment of the manufacturing footprint around Mexico, and other transformational goals.

What We Heard	How We Responded
However, and in spite of the attainment of the majority of these goals, the compensation committee ultimately did not approve any payouts under the 2020 annual incentive program. Please see “Executive Summary—Annual Incentive Compensation” and “Elements of Executive Compensation—Annual Incentive Program” below for additional detail regarding our 2020 annual incentive program.
Investors said they would like to see additional disclosure about the Company’s transformation and how that relates to pay

As noted above and as further discussed under “Elements of Executive Compensation—Change in Control and Post-Employment Benefits—Successful Transaction Bonus Awards,” our NEOs had the opportunity to earn Successful Transaction bonuses based on the attainment of certain strategic performance goals. Such bonuses were earned in November 2020 upon the Company securing $40 million in incremental financing pursuant to the Term Loan Credit Agreement.

In addition, our annual cash incentive program for 2020 consisted primarily of objective performance goals tied directly to the Company’s transformational efforts. However, no amounts were paid pursuant to this program for 2020. Please see “Executive Summary—Annual Incentive Compensation” and “Elements of Executive Compensation—Annual Incentive Program” below for additional detail.

We intend to continue engaging with our stockholders and reviewing our compensation and governance practices in the future.

Executive Summary

Our NEO compensation program is designed to attract, motivate and retain the individuals we need to drive business success. We believe that our executives should act in the long-term interests of our stockholders. Therefore, we pay a significant portion of total compensation to our executives in the form of short-term incentive-based cash compensation and long-term performance-based equity compensation. Our compensation programs also are closely tied to performance, with incentive compensation varying in accordance with objectively determinable Company performance measures.

With the assistance of our independent compensation consultant, the compensation committee took the following actions with respect to the base salary and annual and long-term incentive compensation programs for our NEOs in 2020:

●	Base compensation. No adjustments were made to NEO base salaries during 2020. Future base salary adjustments for each NEO will be considered by the compensation committee on an annual basis.

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Annual incentive compensation. Historically, our annual cash incentive program primarily utilized financial metrics that the compensation committee, with input from our CEO, had determined were appropriately linked to stockholder value creation. However, for 2018 – 2020, the compensation committee determined that basing the annual cash incentive program on the attainment of strategic restructuring metrics was more appropriate for the Company in light of the ongoing transformative efforts. In addition, for 2020, the onset of the COVID-19 pandemic further intensified the importance of attainment of these restructuring metrics. Accordingly, the performance objectives underlying our annual cash incentive program for 2020 were based on achieving fixed and variable cost reduction, realignment of the manufacturing footprint around Mexico, and other transformational goals. However, and in spite of the attainment of the majority of these goals, the compensation committee ultimately did not approve any payouts under the 2020 annual incentive program.

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Long-term incentive compensation. In January 2020, the compensation committee approved awards to our NEOs of time-based restricted shares (comprising approximately 50% of the target long-term incentive opportunity for each NEO) and cash-settled stock appreciation rights (comprising approximately 50% of the target long-term incentive opportunity for each NEO). In addition, Mr. Meyer received a portion of his time-vested equity award in the form of cash-settled restricted stock units (“RSUs”) in lieu of restricted shares.

When designing our fiscal year 2020 NEO compensation program, the compensation committee considered the Company’s fiscal year 2020 budget and financial performance expectations with respect to the annual and long-term incentive plans to ensure a strong link between compensation and performance. The compensation committee believes that its actions were balanced in terms of containing costs, calibrating compensation with performance expectations and the degree of difficulty associated with achieving performance goals, and retaining and motivating our NEOs.

Compensation Committee’s Processes and Procedures for Consideration

General Authorities and Responsibilities

The compensation committee, consulting with its independent compensation consultants, and with management as necessary, reviews and recommends for approval by the board of directors our general policies relating to senior management compensation and oversees the development and implementation of such compensation programs. The compensation committee, consulting with its independent compensation consultant and with management as necessary, reviews and approves, or recommends for ratification by the board of directors, senior management compensation, including, to the extent applicable, (a) salary, bonus and incentive compensation levels, (b) equity compensation, (c) employment agreements, severance arrangements and change in control agreements/provisions, in each case as, when and if appropriate, and (d) other forms of senior management compensation. The compensation committee meets without the presence of senior management when approving or deliberating on CEO compensation but may, in its discretion, invite the CEO to be present during the approval of, or deliberations with respect to, other senior management compensation.

The compensation committee, as a committee or together with the independent members of the board of directors, periodically reviews and approves corporate goals and objectives relevant to senior management compensation and evaluates the CEO’s performance in light of those goals and objectives. The compensation committee recommends for ratification by the board of directors the CEO’s compensation levels taking into account this evaluation. The compensation committee periodically reviews and makes recommendations to the board of directors with respect to director compensation for non-employee members of the board of directors and its committees. The compensation committee may consider the accounting and tax treatment to the Company and to senior management of each particular element of compensation.

The compensation committee reports as necessary to the board of directors its plan for succession of the CEO and other senior executives in the event that any of such officers retires, is disabled or is otherwise unable to fulfill his or her duties.

Oversight of Compensation Plans

The compensation committee oversees, periodically reviews and makes recommendations to the board of directors with respect to stock incentive plans, stock purchase plans, bonus plans, deferred compensation plans and similar programs. The compensation committee has the power and authority under its charter to oversee these plans, establish guidelines, interpret plan documents, select participants, approve grants and awards and exercise discretion (as provided in its charter) as may be permitted or required under such plans. The compensation committee may also undertake such additional activities within the scope of its primary function as the board of directors or the compensation committee may from time to time determine or as may otherwise be required by law, the board of directors or our charter or by-laws.

Compensation Consultant

The compensation committee has the authority to obtain advice and assistance from internal or external legal, accounting or other advisors as it deems appropriate or necessary. The compensation committee has the authority to conduct or authorize investigations into any matter within its scope of responsibilities, and retain, at our expense, such independent counsel, compensation consultant or other consultants and advisors as it deems necessary. The compensation committee reviews and assesses at least annually the adequacy of the compensation committee charter and recommends any proposed changes to the board of directors for approval. The compensation committee also annually reviews its own performance.

During 2020, the compensation committee received independent compensation consulting advice from Korn Ferry Hay Group, Inc. (“Korn Ferry”), including advice on executive compensation levels and incentive plan design work relating to the NEOs and other individuals who report directly to the CEO. From time to time, Korn Ferry also provides specific consulting services in areas that include market surveys of executive compensation, external trends, compensation program design, and position-specific compensation information as necessary.

The compensation committee has the sole authority to retain an independent compensation consultant to be used to assist in its evaluation of director and/or senior management compensation and has the sole authority to terminate the consultant and approve the consultant’s fees and other retention terms. The compensation committee has reviewed the independence of Korn Ferry in light of SEC rules and NASDAQ listing standards regarding compensation consultants and has concluded that Korn Ferry’s work for the compensation committee does not raise any conflict of interest.

On March 2, 2021, Exequity LLP replaced Korn Ferry as the independent compensation consultant to the compensation committee.

Compensation Philosophy and Objectives

The compensation committee has adopted, and periodically reviews, an executive compensation philosophy statement. This statement sets forth the Company’s values and beliefs regarding the nature of its executive compensation strategy and programs. The purpose of our philosophy is twofold: to serve as a link between the interests of the Company’s stockholders and its compensation arrangements, and to serve as a framework for program design and assessment. The application of these values and beliefs reflects and takes into account a broad business context. Business judgment is brought to bear to determine the appropriate application of these values and beliefs in each circumstance. Moreover, the application of these values and beliefs solely in a mechanistic fashion is neither appropriate nor desirable. In periodically reviewing the executive compensation philosophy statement, the compensation committee will revise it as necessary to ensure that it is properly linked to the Company’s business strategies and to reflect changes to the Company’s business operations and goals as well as external market conditions.

Our compensation program is designed to attract, motivate and retain the highly talented individuals that the Company needs to drive business success. The program reflects the following principles:

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Company employees should act in the interests of the Company’s stockholders. We believe that the best way to encourage our employees to act in the long-term interests of the Company’s stockholders is through an equity stake in the Company. We pay a significant portion of total compensation to executives and certain other key employees in the form of long-term performance-based equity compensation, such as performance-based stock options, stock options and restricted shares. The Company’s goal is to have compensation programs that maintain alignment with stockholder interests by encouraging each employee to think and act like an owner of the business. Our industry is cyclical. Executives must manage this cycle by diversifying our product and service offerings, maintaining low costs and other measures.

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Compensation should be related to Company performance. The Company’s compensation program endeavors to reinforce the Company’s business and financial objectives. Employee compensation will vary based on objectively determinable measures of Company performance. When the Company performs well based on financial measures, employees will receive greater incentive compensation. When the Company does not meet objectives, incentive awards will be reduced, potentially to zero.

●	Other goals. The Company’s compensation program is designed to balance short-term and long-term financial objectives.

Elements of Executive Compensation

Total compensation for each NEO is comprised of base salary, annual cash incentive awards, long-term equity awards, retirement and post-employment benefits, including severance protection, and other benefits. The various elements of executive compensation reflect the policies summarized below:

Element	Purpose
Base Salary

Base salary is comprised of periodic, fixed payments made to each NEO. Base salary is provided to each NEO in order to provide the NEO with a degree of financial certainty and to competitively compensate the NEO for rendering ongoing services to the Company. Competitive base salaries further the compensation program’s objectives by allowing the Company to attract and retain talented employees by providing a fixed portion of compensation on which employees can rely.

Annual Cash Incentive Awards

The primary purposes of the annual cash incentive program are to incentivize employees to achieve certain pre-determined performance objectives over the fiscal year that, among other things, are linked to stockholder value creation and to competitively reward employees for successfully achieving results.

Long-Term Incentive Awards

The primary purpose of the long-term incentive award program is to align employee and stockholder interests through equity instruments that incentivize employees to increase stockholder value, competitively reward employees for increasing stockholder value and achieving pre-determined business goals, and retain employees who are critical to stockholder value creation.

Post-Employment Benefits

In the event of certain qualifying terminations of employment, termination benefits provide NEOs (and other certain employees) with additional financial security, which we believe is necessary to attract and retain talented executives.

Retention and Change in Control Benefits

We provide NEOs (and certain other executives) with certain retention and change in control benefits that we believe help minimize inherent conflicts of interest that may arise for executives in potential change in control transactions.

Base Salary

In general, the Company’s executive compensation philosophy is to provide base salaries at a level that allows the Company to attract and retain executives that have the ability and experience to manage the business, utilizing, in the aggregate, the median of a comparison group as a target for each specific executive officer position. Base salary may vary from the median in certain cases based on the executive officer’s skills and experience. For details about the Company’s process for establishing the comparison group median for executive officer positions, see the section of this proxy statement entitled “Compensation Overview—Elements of Executive Compensation—Determination of Compensation.” The objective is to reward executives with upside for superior performance through our annual and long-term incentive programs. The compensation committee considers base salary adjustments for each NEO on an annual basis.

The 2019 and 2020 base salaries of our NEOs are shown in the table below. The base salary amounts reflect those that were in effect on December 31 of the year presented.

NEO	2019 Base Salary(1)	2020 Base Salary	% Change
James R. Meyer	$ 500,000	$ 500,000	—
Christopher J. Eppel	$ 350,000	$ 350,000	—
W. Matthew Tonn	$ 310,000	$ 310,000	—

The amount of each NEO’s base salary is the reference point for certain other elements of the NEO’s compensation. For example, the potential annual cash incentive and LTIP award for each NEO is based, in part, on the NEO’s base salary. NEO cash severance benefits also are determined, in part, by base salary.

Annual Cash Incentive Awards

Annual incentive plan performance measures and goals are linked to the Company’s business plan. Performance goals are recalibrated each year based on that year’s budget, business plan, goals and other relevant considerations. Historically, our annual cash incentive program primarily utilized financial metrics that the compensation committee, with input from our CEO, had determined were appropriately linked to stockholder value creation. However, for 2018 – 2020, the compensation committee determined that basing the annual cash incentive program on the attainment of strategic restructuring metrics was more appropriate for the Company in light of the ongoing transformative efforts. In addition, for 2020, the onset of the COVID-19 pandemic further intensified the importance of attainment of these restructuring metrics. Accordingly, the performance objectives underlying our annual cash incentive program for 2020 were based on achieving fixed and variable cost reduction, realignment of the manufacturing footprint around Mexico, and other transformational goals. However, and in spite of the attainment of the majority of these goals, the compensation committee ultimately did not approve any payouts under the 2020 annual incentive program.

Long-Term Incentive Awards

The Company maintains the FreightCar America, Inc. 2018 Long Term Incentive Plan, which was amended and restated effective May 14, 2020. Under the LTIP, the Company may grant to NEOs and other eligible employees cash incentive awards, stock options, share appreciation rights, restricted shares, restricted share units, performance shares, performance units, dividend equivalents and other share-based awards.

In 2020, the compensation committee determined to grant our NEOs a mix of time-based restricted shares, representing 50% of the overall equity award opportunity (with Mr. Meyer receiving a portion of his time-based award in the form of cash-settled RSUs), and cash-settled SARs, representing the other 50% of the overall equity award opportunity. The compensation committee began granting cash-settled SARs (and previously, stock options) in order to align the compensation of our NEOs more closely with increases in stockholder value over the long term and to provide, when combined with the other elements of compensation, market-competitive performance-based total compensation opportunities to our NEOs.

The following table sets forth the number of restricted shares, RSUs, and SARs awarded to each of our NEOs in 2020:

NEO	Restricted Shares	RSUs	SARs
James R. Meyer	107,788	42,815	332,005
Christopher J. Eppel	73,795	—	162,683
W. Matthew Tonn	65,361	—	144,090

The restricted shares and RSUs will vest 100% on the third anniversary of the date of grant, and the SARs will vest in three approximately equal annual installments on each of the first three anniversaries of the date of grant, in each case, generally subject to the NEO’s continued employment with the Company.

It is the policy of the compensation committee not to time the award of equity-based compensation to coincide with the release of favorable or unfavorable material non-public information about the Company.

Retirement and Pension Benefits

The Company provides contributions to participants in the Company’s 401(k) Plan of up to 4% of eligible compensation. These contributions and any earnings thereon generally are held and invested under the plans until paid to participants upon termination of their employment. The matching contributions under the 401(k) Plan were suspended in 2020, but we expect to reinstate them effective April 2021.

The Company maintains the Pension Plan, a tax-qualified defined benefit pension plan, for the benefit of its eligible salaried employees. The Pension Plan is a tax-qualified defined benefit pension plan. None of the NEOs participates in the Pension Plan.

The Company does not make available a non-qualified deferred compensation plan for its NEOs or other employees.

Change in Control and Post-Employment Benefits

For 2020, we have set termination and change in control benefits at levels that we believe fall within the range of competitive market practices. Each of our NEOs is eligible to receive certain payments and benefits in connection with his or her termination of employment under various circumstances, including following a change in control of the Company, under the Company’s Executive Severance Plan (which was amended and restated in 2016), the Company’s Successful Transaction Severance Plan (which was adopted in 2019) (the “Enhanced Severance Plan”), the LTIP (and the associated award agreements) and, with respect to Mr. Meyer, his employment agreement. Pursuant to the Retention Payment and Success Bonus Agreements, effective November 20, 2019, the NEOs became eligible to receive Successful Transaction bonus awards upon the occurrence of a Successful Transaction (as defined below).

Successful Transaction Bonus Awards. As previously disclosed, in 2019, each NEO became eligible to receive a Successful Transaction bonus to be paid upon the consummation of either (a) a transaction in which a third party or group of third parties assumed voting and investment control of more than 50% of the voting securities of the Company and the Company ceased to be subject to the periodic disclosure requirements under the Securities Exchange Act of 1934, as amended, or (b) the Company having secured incremental available financing of at least $30 million (each, a “Successful Transaction”), provided that the NEO remained employed by the Company at the time of such consummation. The primary purpose of the program was to enhance stockholder value by providing management continuity and stability and to provide economic incentives to the management team in pursuing strategic alternatives, in the form of a Successful Transaction. The situations giving rise to payment of the Successful Transaction bonuses were specifically selected by our compensation committee as being meaningful to the Company’s ongoing transformational efforts and as requiring the expenditure of significant effort on the part of our management team to achieve.

The following Successful Transaction bonuses were paid out to the NEOs in November 2020 in connection with the funding of $40 million in incremental financing pursuant to the Term Loan Credit Agreement, which constituted a Successful Transaction (as reported in the Summary Compensation Table below): Mr. Meyer – $1,000,000; Mr. Eppel – $700,000; and Mr. Tonn – $186,000.

Severance Arrangements

Messrs. Meyer and Tonn are participants in the Company’s Executive Severance Plan, and Mr. Meyer is a participant in the Company’s Enhanced Severance Plan, pursuant to which they are each eligible for payments and benefits in connection with certain terminations of their employment. Mr. Eppel participated in these plans prior to his resignation, and Mr. Tonn is not eligible to participate in the Enhanced Severance Plan. In connection with Mr. Meyer’s appointment as President and CEO, the Company and Mr. Meyer entered into a letter agreement effective July 31, 2017 (as amended, the “Meyer Agreement”), summarized in more detail below under the heading “—Employment Agreements and Other Arrangements for NEOs.” As noted below, the Meyer Agreement modifies the terms of Mr. Meyer’s payments and benefits pursuant to the severance plans under certain circumstances.

Executive Severance Plan. Under the Executive Severance Plan, upon a participant’s termination of employment for any reason, including death, disability, or for Cause (as defined in the plan), he or she is entitled to certain accrued obligations, including (i) accrued base salary and accrued and unused vacation through the date of termination, (ii) prior fiscal year bonuses, to the extent earned and unpaid, and (iii) any accrued and vested benefits and unreimbursed expenses incurred and unpaid on the date of termination (the “Accrued Obligations”).

In addition, under the Executive Severance Plan, upon an involuntary termination of employment without Cause or resignation for Good Reason (as defined in the plan), each participant would be entitled to (i) 12 months of base salary continuation (“Salary Continuation”); (ii) an amount equal to the average of the annual bonuses paid to him or her for the last two full years, payable on March 15 of the year following termination (“Average Annual Bonus”); and (iii) continued participation in the Company’s group health plan for the participant and his or her family for 12 months at the same cost and coverage levels as apply to active employees (“Subsidized Health Coverage”).

The Executive Severance Plan does not provide for increased severance if a participant is terminated in connection with a Change in Control (as defined in the Executive Severance Plan). The only change in control benefit under the Executive Severance Plan is that a participant may resign for Good Reason if, following a Change in Control, a buyer does not employ the participant on terms substantially comparable in the aggregate to the terms on which he or she is currently employed.

The Meyer Agreement modifies the Executive Severance Plan for Mr. Meyer in the following respects: (a) the definitions of “Cause” and “Good Reason” in the Meyer Agreement apply to Mr. Meyer in lieu of the corresponding definitions set forth in the Executive Severance Plan; (b) Mr. Meyer is eligible for his current (prorated) fiscal year bonus, to the extent earned and unpaid, as an accrued obligation; and (c) with respect to the payments and benefits payable upon a resignation for Good Reason or a termination without Cause (if such termination without Cause occurs within the 24 months following a Change in Control), the Meyer Agreement provides instead for (i) 24 months’ Salary Continuation, (ii) two times his Average Annual Bonus (payable in two installments, on March 15 of the year following Mr. Meyer’s termination and March 15 of the second year following Mr. Meyer’s termination), and (iii) 24 months of Subsidized Health Coverage.

Enhanced Severance Plan. In 2019, the Company adopted the Enhanced Severance Plan to provide for enhanced severance if Mr. Meyer (or Mr. Eppel, prior to his resignation) experiences a Qualifying Termination in connection with a Successful Transaction (as defined under the plan and using the same definition described above under “—One-Time Cash Retention Awards”). Under the Company’s Enhanced Severance Plan, a “Qualifying Termination” occurs if, in connection with—or within 24 months following—the consummation of a Successful Transaction, a participant is terminated by the Company without Cause or resigns from the Company due to Good Reason (each as defined under the Enhanced Severance Plan). If a participant’s employment is terminated by the Company without Cause or terminated by the participant for Good Reason, in either case within three months prior to the date on which the Successful Transaction occurs, and it is reasonably demonstrated by the participant that such termination of employment or event constituting Good Reason (x) was at the request of a third party that had taken steps reasonably calculated to effect a Successful Transaction or (y) otherwise arose in connection with or in anticipation of a Successful Transaction, then the participant’s termination shall be deemed to be a Qualifying Termination under the plan upon consummation of the Successful Transaction and the participant shall be entitled to receive the same severance benefits as if such termination occurred in connection with a Successful Transaction.

Upon a Qualifying Termination under the Enhanced Severance Plan, Mr. Meyer is eligible to receive a lump sum payment of six months’ annual base salary plus one-half of his Average Annual Bonus, in addition to any amounts that might be payable under the Executive Severance Plan for a termination without Cause, a resignation for Good Reason or a termination without Cause in the 24 months following a Change in Control, as applicable, thereunder.

Upon a Qualifying Termination under the Enhanced Severance Plan, Mr. Eppel would have been eligible to receive a lump sum payment of 12 months’ annual base salary plus his Average Annual Bonus, in addition to any amounts that might have been payable under the Executive Severance Plan for a termination without Cause or a resignation for Good Reason, as applicable, thereunder.

In addition, the Enhanced Severance Plan also provides Mr. Meyer (and Mr. Eppel, prior to his resignation) with 12 months of Subsidized Health Coverage. To the extent that Mr. Meyer is also eligible for Subsidized Health Coverage under the Executive Severance Plan, the benefit will be capped at 18 months, unless an employment agreement provides for a longer continuation period (e.g., the Meyer Agreement provides for 24 months of Subsidized Health Coverage upon a resignation for Good Reason or a termination without Cause in the 24 months following a Change in Control).

If a participant’s employment is terminated due to death or Disability (as defined under the Enhanced Severance Plan) after a Qualifying Termination but before severance payments have been made under the Enhanced Severance Plan, the Company will pay such severance payments to the participant’s surviving spouse (or, if none, the participant’s representative), and the Company shall have no further obligations to the participant (or the participant’s representative) under the Enhanced Severance Plan.

Employment Agreements and Other Arrangements for NEOs

James R. Meyer. As noted above, Mr. Meyer entered into the Meyer Agreement in connection with his appointment as President and CEO. The Meyer Agreement does not provide for a specified term. It provides for an initial base salary of $500,000 per year; target and maximum annual bonus opportunities of 100% and 200% of his base salary, respectively, and a prorated bonus in respect of any partial year in accordance with the terms of the Meyer Agreement; and eligibility for an equity award equal to 100% of his base salary. Mr. Meyer is entitled to participate in all incentive compensation plans and to receive all benefits under any employee benefit plan made available to executive employees. In connection with Mr. Meyer being hired, he was granted a performance-based stock option to purchase up to 350,000 shares of the Company’s common stock, with a vesting schedule as described in footnote 5 to the Outstanding Equity Awards at Fiscal Year-End 2020 table.

In addition, Mr. Meyer is a participant in the Company’s Executive Severance Plan and Enhanced Severance Plan, with the modifications described above. Under the terms of the LTIP and Mr. Meyer’s incentive equity award agreements, upon a Qualifying Termination (as defined in the LTIP), all unvested awards with time-based vesting conditions or restrictions would become fully vested (and options or SARs exercisable) and, to the extent that any performance awards have been granted, such awards would become vested at the greater of actual performance achieved or target level, but in all cases prorated based on the elapsed proportion of the performance period as of such termination. Under the terms of the LTIP, all of Mr. Meyer’s unvested equity awards would fully vest upon his death. Notwithstanding the foregoing, if a third-party successor following a Change of Control (as defined in the LTIP) does not assume or replace the obligations under the outstanding equity awards, then all outstanding awards will fully and immediately vest.

Mr. Meyer has agreed to keep confidential certain information and agreed to certain non-solicitation, non-competition and non-disparagement restrictions that apply for one year following termination of employment.

Christopher J. Eppel. Mr. Eppel was appointed Vice President, Finance, Chief Financial Officer and Treasurer effective April 23, 2019 pursuant to a letter agreement (the “Eppel Agreement”). The Eppel Agreement did not provide for a specified term. It provided for an initial base salary of $350,000 per year; threshold, target and maximum bonus opportunities of 20%, 50% and 100%, respectively, of his base salary; a sign-on award of 43,000 restricted shares (vesting ratably over three years) and options to purchase 43,000 shares of Company common stock (vesting ratably over three years); and a sign-on cash bonus of $40,000. Mr. Eppel was entitled to participate in all management incentive plans and to receive all benefits under any employee benefit plan made available to executive employees.

Mr. Eppel became a participant in the Company’s Executive Severance Plan as of his start date and in the Company’s Enhanced Severance Plan as of its adoption. In connection, with a Qualifying Termination, Mr. Eppel’s outstanding equity awards would have been subject to accelerated vesting in a substantially similar manner as Mr.

Meyer’s outstanding equity awards that are described above. As noted above, Mr. Eppel resigned from employment with the Company effective as of January 31, 2021.

Mr. Eppel has agreed to keep confidential certain information and to certain non-solicitation, non-competition and non-disparagement restrictions that apply for one year following the termination of his employment.

W. Matthew Tonn. Mr. Tonn was appointed Chief Commercial Officer effective September 30, 2019 pursuant to an offer letter, dated June 9, 2019 (the “Tonn Agreement”). The Tonn Agreement does not provide for a specified term. The Tonn Agreement provides for a base salary of $310,000; threshold, target, and maximum bonus opportunities of 20%, 50% and 100%, respectively, of his base salary; a sign-on award granting 40,000 restricted shares of Company stock under the LTIP; and a signing bonus of $50,000. Mr. Tonn is entitled to participate in all management incentive plans and to receive all benefits under any employee benefit plan made available to employees.

Mr. Tonn became a participant in the Company’s Executive Severance Plan as of his start date. Mr. Tonn is also eligible for additional severance in the event his employment is terminated by the Company without “Cause” or he terminates his employment for “Good Reason” within 24 months following a “Change of Control” (each as defined in the Executive Severance Plan). Upon the occurrence of such event, in addition to any benefits provided under the Executive Severance Plan, Mr. Tonn is eligible to receive continued base salary for an additional 12-month period following termination of employment, an additional payment equal to the average of the annual bonuses paid for the last two full years and an additional six months of health insurance continuation. In the event of a Change of Control while Mr. Tonn is employed with the Company, his equity vesting will be accelerated, and he will receive a transaction payment equal to 75% of his annual base salary.

Mr. Tonn has agreed to keep confidential certain information, to assign intellectual property rights to the Company and to certain restrictions with respect to non-competition and non-solicitation of current or prospective customers that apply for one year following termination of employment, and non-solicitation of employees that apply for two years following termination of employment.

Stock Ownership Guidelines

The board of directors requires that the Company’s NEOs, certain other senior management employees and non-executive directors meet minimum stock ownership requirements that are consistent with industry standards. Accordingly, each corporate officer and non-executive director must maintain Company stock holdings at least equal to the aggregate number of shares (including options or shares granted but not vested) that the Company has awarded to such corporate officer or non-executive director during the three-year period ending on any given date of determination. The officer or director may reduce the amount of stock holdings by the number of shares that the officer or director has applied directly to the payments of taxes on such awards.

As of December 31, 2020, the stock ownership of each of our NEOs exceeded the Company’s minimum stock ownership requirements.]Company stock holdings that count towards meeting ownership requirements include: (a) shares owned outright or in trust; and (b) stock options, restricted stock or restricted stock units, including options, shares or units that have been granted but are unvested. A covered individual promoted into a position with ownership requirements will have three years from date of promotion to meet the applicable ownership requirements. Non-employee directors also will have three years to satisfy the requirements. Each year, the compensation committee reviews each covered officer’s compliance with the ownership requirements, and the nominating and corporate governance committee reviews each non-employee director’s compliance with the ownership requirements.

Clawback Policy

In 2012, the compensation committee adopted a recoupment or “clawback” policy for annual cash incentive awards, long-term incentive awards (including stock options and restricted shares) and any other incentive awards paid to executive officers. The policy provides that in the event of a restatement of financial results, the Company will seek to recoup the incremental portion of awards paid to current or former executive officers during the three fiscal years immediately preceding the date of the restatement that are in excess of incentive compensation that would have been paid based on the restated financial results. The policy also provides that the compensation committee may in its discretion seek to recoup amounts of excess incentive compensation paid to any recipient of incentive compensation in the event of misconduct by such person, including fraud or other conduct that would lead to a “for cause” termination of employment.

Company Anti-Hedging and Anti-Pledging Policy

The Company’s Insider Trading Policy prohibits directors, NEOs and other officers who are subject to Section 16 of the Exchange Act, and certain other employees who may be designated from time to time by the Company’s General Counsel (collectively, “Insiders”), from engaging in short sales of Company securities, or buying or selling put options, call options or other derivatives of Company securities.

The Insider Trading Policy prohibits Insiders from holding Company securities in a margin account and from pledging Company securities as collateral for a loan, unless, in the case of a non-margin loan, an Insider can clearly demonstrate his or her financial ability to repay the loan without resorting to the pledged securities and secures the prior written approval of the Company’s General Counsel, which approval may be conditioned as deemed advisable by the General Counsel.

Tax Treatment and Accounting

Code Section 162(m) limits the deductibility for federal income tax purposes of certain compensation paid in any year by a publicly held corporation to covered employees to $1 million per “covered employee” (as defined by Code Section 162(m), generally, a current or former NEO). The compensation committee considers the tax impact of the cash and equity awards that it grants and maintains and may, subject to its discretion, provide for compensation to our NEOs that is not deductible under Code Section 162(m). The compensation committee expects in the future to authorize compensation in excess of the $1 million cap to NEOs that will not be deductible under Code Section 162(m) when it believes doing so is in the best interests of the Company and our stockholders.

The compensation committee also considers the accounting treatment of the cash and equity awards that it grants and maintains.

Fiscal Year 2021 Compensation Decisions

As previously disclosed, on January 5, 2021, Messrs. Meyer and Tonn received cash-settled stock options (relating to 750,000 and 300,000 shares of the Company’s common stock, respectively). The cash-settled stock options will vest in installments of 34%, 33% and 33% on the later of the first, second and third anniversaries of the grant date, respectively, and the date that the thirty-day trailing average of the fair market value of a share of the Company’s common stock is 133.3% or more of the exercise price per share. In addition, on January 28, 2021, the compensation committee determined to award the following time-based restricted shares and stock options to Messrs. Meyer and Tonn, with terms and conditions that are substantially similar to the annual equity awards granted to the NEOs in previous years: Mr. Meyer – 65,617 shares of restricted stock and options to purchase 113,276 shares of the Company’s common stock; and Mr. Tonn – 28,478 shares of restricted stock and options to purchase 49,162 shares of the Company’s common stock.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information regarding 2020 compensation for each of the Company’s NEOs. Pursuant to SEC rules, information regarding 2019 compensation is presented for each executive who was also an NEO.

Summary Compensation Table

Name and Principal Position	Year	Salary[1] ($)	Bonus[2] ($)	Stock Awards[3] ($)	Option Awards[4] ($)	Non-Equity Incentive Plan Compensation ($) [5]	All Other Compensation ($)	Total ($)
James R. Meyer	2020	500,000	1,000,000	246,362	250,002	—	—	1,996,364
President and Chief Executive Officer	2019	500,000	750,000	250,000	250,000	400,000	10,958	2,160,958

Christopher J. Eppel	2020	350,000	700,000	122,500	122,501	—	—	1,295,001
Former Vice President, Finance, Chief Financial Officer and Treasurer [6]	2019	241,410	565,000	324,435	150,453	93,333	9,710	1,384,341

W. Matthew Tonn Chief Commercial Officer [7]	2020	310,000	186,000	108,499	108,501	—	—	713,000

[1]	Amounts disclosed in the Salary column represent base salary earned by the NEO during the respective year and include amounts deferred at the officer’s election.
[2]

Amounts disclosed in the Bonus column for 2020 represent the successful transaction bonuses paid to Messrs. Meyer, Eppel and Tonn, and for 2019 represent the retention bonuses paid to Messrs. Meyer and Eppel and the sign-on bonus of $40,000 paid to Mr. Eppel in connection with the commencement of his employment with the Company.

[3]

Amounts disclosed in the Stock Awards column for 2020 relate to grants of restricted shares and cash-settled restricted share units (“RSUs”) made under the LTIP. With respect to each restricted share and RSU grant, the amounts disclosed generally reflect the grant date fair value computed in accordance with ASC Topic 718. The grant date fair value of each restricted share and RSU award was determined by multiplying the number of restricted shares or RSUs granted by the average of the high and low stock trading prices for the Company’s common stock as reported by the NASDAQ Global Market on the grant date. The assumptions used in calculating the grant date fair value of each restricted share award are disclosed in the notes to the consolidated financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020.

[4]

Amounts disclosed in the Option Awards column for 2020 relate to grants of cash-settled stock appreciation rights (“SARs”) made under the LTIP. With respect to each SAR grant, the amounts disclosed generally reflect the grant date fair value computed in accordance with ASC Topic 718. Grant date fair value for time-vested SARs was determined using a Black-Scholes option valuation model. The assumptions used in calculating the grant date fair value of each SAR award are disclosed in the notes to the consolidated financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020.

[5]	No annual cash incentive awards were earned for 2020.
[6]	Mr. Eppel resigned from his position as Vice President, Finance, Chief Financial Officer and Treasurer effective January 31, 2021.
[7]	Mr. Tonn was not an NEO in 2019, and thus, no compensation information is reported for him in this table for such year.

Supplemental Narrative to Summary Compensation Table

A substantial portion of the total compensation reported in the Summary Compensation Table above is paid to the NEOs pursuant to the terms of their employment agreements or other compensation plans maintained by the Company. See the section of this proxy statement entitled “Compensation Overview” for more information.

Outstanding Equity Awards at 2020 Fiscal Year-End

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised and Unearned Options[1] (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)[2]	Equity Incentive Plan Awards: Number of Unearned Shares or Units of Stock That Have Not Vested (#)	Equity Incentive Plan Awards: Market Value of Unearned Shares or Units of Stock That Have Not Vested ($)
James R. Meyer	— — — — — 22,016 24,320 —	— — — — — 11,009[8] 48,639[9] 332,006[10]	— — — — 350,000[7] — — —	— — — — 16.44 16.66 7.41 1.66	— — — — 7/31/2027 1/12/2028 1/14/2029 1/24/2030	15,006[3] 33,761[4] 107,788[5] 42,815[6] — — — —	36,164 81,364 259,769 103,184 — — — —	— — — — — — — —	— — — — — — — —
Christopher J. Eppel	— — 14,620 —	— — 28,380[12] 162,683[10]	— — — —	— — 7.55 1.66	— — 4/23/2029 1/24/2030	43,000[11] 73,795[5] — —	103,630 117,846 — —	— — — —	— — — —
W. Matthew Tonn	— — —	— — — 144,090[10]	— — —	— — 1.66	— — 1/24/2030	40,000[13] 65,361[5] —	96,400 157,520—	— — —	— — —

[1]	Represents unearned non-qualified performance-based stock options.
[2]	Market value of unvested restricted shares based on closing price of the Company’s common stock on the NASDAQ Global Market of $2.41 per share on December 31, 2020.
[3]	Restricted share award vested on January 12, 2021.
[4]	Restricted share award vesting on January 14, 2022.
[5]	Restricted share award vesting on January 24, 2023.
[6]	Cash-settled restricted share unit vesting January 30, 2023.
[7]

Represents performance-based stock options, which will vest if the average closing price per share of the Company’s stock over the previous 90 calendar days (the “Threshold Stock Price”) exceeds the closing price per share of the Company’s stock on July 31, 2017 (the “Reference Stock Price”) as follows: 34% of the stock options will vest if the Threshold Stock Price exceeds the Reference Stock Price by $5.00; another 33% of the stock options will vest if the Threshold Stock Price exceeds the Reference Stock Price by $10.00; and the remaining 33% of the stock options will vest if the Threshold Stock Price exceeds the Reference Stock Price by $15.00. Such stock price appreciation goals can be achieved at any point during the options’ ten-year contractual term.

[8]	Stock option award vested on January 12, 2021.
[9]	Stock option award vesting in three equal annual installments beginning on January 14, 2020.
[10]	Cash settled stock appreciation right vesting in three equal annual installments beginning on January 24, 2021.
[11]	Restricted share award vesting on April 23, 2022.
[12]	Stock option award vesting in two equal annual installments beginning on April 23, 2021.
[13]	Restricted share award vesting on September 26, 2022.

Potential Payments upon Termination or Change in Control

Each NEO is eligible for certain payments and benefits at, following, or in connection with the resignation, severance, retirement or other termination of the NEO or a change in control of the Company. These benefits are in addition to benefits generally available to salaried employees. The Company does not provide any of its executives with change in control excise tax gross-ups.

For a description of the potential payments and benefits payable to NEOs upon a termination or change in control, see the section of this proxy statement entitled “Compensation Overview—Elements of Executive Compensation—Change in Control and Post-Employment Benefits.”

DIRECTOR COMPENSATION

Set forth below are summaries of the compensation paid to each of our non-employee directors in 2020, in both cash and equity awards.

2020 Director Compensation Table

Name	Fees Earned or Paid in Cash ($)[1]	Stock Awards ($)[2]	Total ($)
Elizabeth K. Arnold	56,500	55,000	111,500
James D. Cirar	50,000	55,000	105,000
William D. Gehl	119,000	55,000	174,000
Thomas A. Madden[3]	33,500	—	33,500
Malcolm F. Moore	57,000	55,000	112,000
Andrew B. Schmitt	57,000	55,000	112,000

[1]	Includes the following annual retainer fees, committee chairmanship fees and board of directors and committee meeting attendance fees:

	Ms. Arnold	Mr. Cirar	Mr. Gehl	Mr. Madden	Mr. Moore	Mr. Schmitt
Retainer	$40,000	$40,000	$40,000	$20,000	$40,000	$40,000
Chairmanship	$ 7,500	—	$70,000	$ 7,500	$10,000	$10,000
Attendance	$ 9,000	$10,000	$ 9,000	$ 6,000	$ 7,000	$ 7,000

Total	$56,500	$50,000	$119,000	$33,500	$57,000	$57,000

[2]

Represents the grant date fair value of restricted shares granted by the Company during 2020 computed in accordance with ASC Topic 718. Grant date fair value was determined by multiplying the number of restricted shares granted by the average of the high and low stock trading prices for the Company’s common stock as reported by the NASDAQ Global Market on the grant date.

[3]	Mr. Madden notified the Company on February 3, 2020 that he would not stand for reelection as a director at the Company’s 2020 annual meeting.

The number of shares awarded to non-employee directors during 2020 and the aggregate unvested stock awards as of December 31, 2020 are as follows:

Director	Awards During 2020	Aggregate Unvested Stock Awards
Elizabeth K. Arnold	56,995	56,995
James D. Cirar	56,995	56,995
William D. Gehl	56,995	56,995
Thomas A. Madden	—	—
Malcolm F. Moore	56,995	56,995
Andrew B. Schmitt	56,995	56,995

General Description of Director Compensation

We reimburse directors for expenses incurred in connection with attendance at board or committee meetings. Our board of directors, at the recommendation of the compensation committee based on the study and suggestions of Korn Ferry, approved the Company’s non-executive director compensation policy (the “Director Compensation Policy”), which became effective January 1, 2015. Under the Director Compensation Policy, the annual cash retainer payable to non-executive members of the board of directors (inclusive of meeting fees for up to seven meetings annually) is $40,000. For each board meeting in excess of seven per year, non-executive members of the board of directors shall receive a meeting fee of $1,000 per board meeting.

In addition, the chairman and members of each board committee will receive additional compensation as follows:

	Chair Retainer (annual)	Meeting Fees (per meeting)
Audit	$15,000	$1,000
Compensation	$10,000	$1,000
Nominating and Corporate Governance	$10,000	$1,000

The chairman of the board of directors will also receive an incremental cash retainer of $70,000 per year. The cash retainers and meeting fees will be payable on a quarterly basis, in arrears, on the first day of each quarter.

In addition, each non-executive member of the board of directors is entitled to an annual equity award with a value of $55,000, with the shares to vest fully on the earlier of (a) the first anniversary of the date of grant or (b) the next annual meeting of the Company’s stockholders following the date of grant. The Company does not provide any incentive-based non-equity compensation to directors and does not maintain a defined benefit or actuarial pension plan or a deferred compensation plan for directors.

Stock Ownership Requirements

The board of directors expects that each non-executive director will maintain an amount of Company stock holdings at least equal in value to three times the amount of annual cash retainer paid to the non-executive director (not including any additional fees for service on a board committee or as chair of a committee). The director may reduce the amount of stock holdings by the number of shares the director has applied directly to the payments of taxes on such awards. Company stock holdings that count towards meeting ownership requirements include: (a) shares owned outright or in trust; and (b) stock options, restricted shares or restricted share units, including options or shares granted but not vested. If a director consistently fails to comply with the stock ownership requirements, the compensation committee will take such actions as it deems appropriate, including, but not limited to allocating an additional amount of the director’s annual compensation to the purchase of stock in accordance with the program or reducing future equity compensation awards.

As of December 31, 2020, the stock ownership of each of our non-executive directors exceeded the Company’s minimum stock ownership requirements.

Registration Rights Agreement

We entered into a registration rights agreement, dated as of April 11, 2005, with substantially all of our stockholders as of immediately prior to the completion of our initial public offering. The stockholders that are party to the registration rights agreement had the right to require us, subject to certain terms and conditions, to register their shares of our common stock under the Securities Act of 1933, as amended, at any time. The selling stockholders in our secondary offering exercised their demand registration rights to require us, subject to certain terms and conditions, to register their shares of our common stock under the Securities Act of 1933, as amended. We and certain of our stockholders remain party to the registration rights agreement.

FEES OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND AUDIT COMMITTEE REPORT

Fees Billed by Independent Registered Public Accounting Firm

The audit committee has adopted a pre-approval policy pursuant to which it must pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm. These services may include audit services, audit-related services and tax services. Under the policy, the audit committee may delegate the authority to pre-approve any audit or non-audit services to be provided by our independent registered public accounting firm to one or more of its members. The pre-approval of services by a member of the audit committee pursuant to this delegated authority, if any, must be reported at the next meeting of the audit committee.

From time to time, the audit committee may pre-approve specified types of services that are expected to be provided by our independent registered public accounting firm. Unless the audit committee determines otherwise, the term for any service pre-approved by the audit committee is twelve months from the date of pre-approval. Any pre-approval must set forth in detail the particular service or type of services to be provided and is generally subject to a specific cost limit. Any services that exceed these cost limits require specific approval by the audit committee. The audit committee may periodically review and, as necessary, revise the list of pre-approved services based on subsequent determinations. There were no audit-related fees during fiscal year 2020 for services provided to us by Deloitte & Touche LLP.

The following table presents fees for audit services rendered by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, the “Deloitte entities”) for the audit of our annual financial statements for the fiscal years ended December 31, 2020 and 2019, and fees billed for other services rendered by the Deloitte entities during those periods.

Fees	Fiscal Year Ended December 31, 2020	Fiscal Year Ended December 31, 2019
Audit Fees[1]	$897,073	$680,253
Audit-Related Fees[2]	-	$42,701
Tax Fees[3]	$117,585	$320,000
Total	$1,014,658	$1,042,954

[1]

Audit Fees include fees billed or expected to be billed for professional services rendered for the audit of our annual consolidated financial statements, the review of the interim consolidated financial statements included in our quarterly reports and other related services that are normally provided in connection with statutory and regulatory filings.

[2]

Audit-Related Fees include fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our annual consolidated financial statements and not reported under “Audit Fees.”

[3]	Tax Fees include fees billed or expected to be billed for services performed related to tax compliance, tax advice and tax planning.

Report of the Audit Committee

The following report of the audit committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent we specifically incorporate this report by reference therein.

The audit committee is currently comprised of Ms. Arnold and Messrs. Cirar and Gehl. Our board of directors has determined that each member of the audit committee meets the independence requirements under the listing standards of the NASDAQ Global Market, the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission. The committee operates under a written charter that was adopted by our board of directors.

The committee oversees our accounting and financial reporting process on behalf of our board of directors. Management has the primary responsibility for the preparation of our financial statements and the disclosure and financial reporting process, including establishing a system of internal controls. In fulfilling its oversight responsibilities, the committee reviewed and discussed with management and Deloitte & Touche LLP, our independent registered public accounting firm, the audited financial statements as of and for the year ended December 31, 2020 and the reports of Deloitte & Touche LLP issued in connection therewith. Deloitte & Touche LLP is responsible for expressing an opinion on the conformity of these audited financial statements with generally accepted accounting principles.

The committee has discussed and reviewed with Deloitte & Touche LLP the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard 1301 (Communications with Audit Committees), which includes, among other things, matters related to the conduct of the audit of our financial statements. The committee has also received from Deloitte & Touche LLP the written disclosures describing the relationships between Deloitte & Touche LLP and us that might bear on the independence of Deloitte & Touche LLP consistent with and required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with Deloitte & Touche LLP its independence.

In reliance on the reviews and discussions referred to above, the committee recommended to our board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2020 for filing with the Securities and Exchange Commission. The committee and our board of directors also have recommended the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for 2021.

Respectfully submitted by the audit committee,

Elizabeth K. Arnold, Chairperson

James D. Cirar

William D. Gehl

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Under its charter, our audit committee is responsible for the review and approval of “related-person transactions” involving the Company or its subsidiaries and related persons. As defined under the SEC’s rules, a “related person” is a director, executive officer, nominee for director or 5% stockholder of the Company, and their immediate family members. Any transaction or series of transactions in which the Company or a subsidiary is a participant, the amount involved exceeds the lesser of $120,000 or 1% of the average of the Company’s total assets as of the last two fiscal year ends and a related person has a direct or indirect material interest must be reported in our filings with the SEC pursuant to its rules.

There were no related-person transactions during 2019. In December 2020, senior management presented plans to the board for future expansions of the facility that houses the Company’s Castaños, Mexico manufacturing operation (the “Castaños Facility”), including the Phase II expansion of the wheel and axle shop and addition of a fabrication shop (such expansion and addition, collectively, the “2021 Expansion”). The lessor of the Castaños Facility is Fabricaciones y Servicios de México, S.A. de C.V., which is majority owned by Alejandro Gil, the sibling of one of our directors, Jesus Gil. The rent of the lease is approximately $897,000 annually. As required under the audit committee charter, the audit committee reviewed and approved the transaction on March 19, 2021 and will continue to review the transaction annually to confirm there is no conflict of interest.

2022 ANNUAL MEETING OF STOCKHOLDERS

We expect that our 2022 annual meeting of stockholders will be held within 30 days of May 13, 2022, which will be the first anniversary of the upcoming annual meeting. Subject to certain exceptions set forth in our by-laws, proposals of stockholders intended for inclusion in the proxy statement for our 2022 annual meeting of stockholders must be received by our Secretary at our principal executive offices (currently at 125 South Wacker Drive, Suite 1500, Chicago, Illinois 60606) by December 3, 2021. If a stockholder intends to present a proposal at the 2021 annual meeting of stockholders, but not to have such proposal included in our proxy statement relating to that meeting, such proposal must be received by our Secretary not earlier than January 13, 2022 and not later than February 12, 2022. Such proposals must contain specific information concerning the person to be nominated or the matters to be brought before the meeting and concerning the stockholder submitting the proposal.

“HOUSEHOLDING” OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single Notice or proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides convenience for stockholders and cost savings for companies.

A number of brokers with accountholders who are stockholders will be “householding” our proxy materials. As indicated in the notice previously provided by these brokers to stockholders, a single Notice or proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from an affected stockholder. Once you have received notice from your broker or us that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise.

Stockholders who currently receive multiple copies of the Notice or proxy statement at their address and would like to request “householding” of their communications should contact their broker or, if a stockholder is a direct holder of shares of our common stock, they should submit a written request to our transfer agent, Computershare Investor Services, P.O. Box 43078, Providence, Rhode Island 02940.

By Order of the Board of Directors
FreightCar America, Inc.

/s/ Terence R. Rogers

TERENCE R. ROGERS
Chief Financial Officer, Corporate Secretary and Treasurer

FREIGHTCAR AMERICA, INC.

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A	Proposals — The Board of Directors recommend a vote “FOR” the Class I director, for a term of three years and “FOR” Proposals 2 and 3.

1.	Election of Director:

	For	Against	Abstain

01 - Malcolm F. Moore

	For	Against	Abstain

2. To hold an advisory vote to approve the compensation of our Named Executive Officers.

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03EE0E

The Annual Meeting of Stockholders of FreightCar America, Inc. will be held on

May 13, 2021, 10:00 A.M. Central time, virtually via the internet at www.meetingcenter.io/279128477.

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Proxy — FreightCar America, Inc.

2021 ANNUAL MEETING OF

STOCKHOLDERS MAY 13, 2021

10:00 A.M. Central time

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF FREIGHTCAR AMERICA, INC. FOR THE 2021 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 13, 2021 AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

The undersigned hereby appoints James R. Meyer and Terence R. Rogers, and each of them, as proxies with full power of substitution to represent and to vote, as designated on the reverse side of this proxy card, all of the shares of common stock of FreightCar America, Inc. which the undersigned may be entitled to vote at the Annual Meeting of Stockholders to be held virtually at 10:00 a.m. Central time on May 13, 2021, and at any postponement(s) or adjournment(s) thereof and, in such proxies’ discretion, to vote upon such other business as may properly come before the meeting, and at any postponement(s) or adjournment(s) thereof, as set forth in the related Notice of Annual Meeting and Proxy Statement, the receipt of which is hereby acknowledged. The undersigned hereby revokes all prior proxies given by the undersigned to vote at said meeting and any adjournment(s) or postponement(s) thereof. This proxy card is valid only when signed and dated.

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